LINE OF CREDIT

                 Dated as of November 1, 1993

                             Among

                         TEXTRON INC.

                    THE BANKS LISTED HEREIN

                              AND

                    BANKERS TRUST COMPANY,
                    as Administrative Agent

                              TEXTRON INC.

                             LINE OF CREDIT

                     dated as of November 1, 1993

                           TABLE OF CONTENTS

Section                     Heading                       Page

              INTRODUCTION .........................................  1

              RECITALS .............................................  1

Section 1     DEFINITIONS AND ACCOUNTING TERMS .....................  1

1.1           Definitions ..........................................  1
1.2           Accounting Terms ..................................... 14

Section 2     AMOUNTS AND TERMS OF COMMITMENTS AND
                LOANS; NOTES ....................................... 14

2.1           Revolving Loans ...................................... 14
2.2           Competitive Bid Loans ................................ 17
2.3           Notices of Conversion/Continuation ................... 19
2.4           The Revolving Notes and Competitive
                Bid Notes .......................................... 20
2.5           Pro Rata Borrowings .................................. 21
2.6           Procedure for Extending Final Maturity
                Date ............................................... 22
2.7           Interest ............................................. 22
2.8           Commissions and Fees ................................. 25
2.9           Reductions in Commitments; Repayments
                and Payments ....................................... 26
2.10          Use of Proceeds ...................................... 30
2.11          Special Provisions Governing Eurodollar
                Rate Loans and/or Competitive
                Bid Loans .......................................... 30
2.12          Capital Requirements ................................. 38

Section 3     CONDITIONS TO LOANS .................................. 38

3.1           Conditions to Initial Loans .......................... 38
3.2           Conditions to All Loans .............................. 40
3.3           Conditions to All Competitive Bid Loans .............. 41
3.4           Conditions to Loans to Subsidiary
                Borrowers .......................................... 42

Section 4     REPRESENTATIONS AND WARRANTIES ....................... 43

4.1           Organization, Powers and Good Standing ............... 43
4.2           Authorization of Borrowing, etc. ..................... 44
4.3           Financial Condition .................................. 45
4.4           No Adverse Material Change ........................... 45
4.5           Litigation ........................................... 45
4.6           Payment of Taxes ..................................... 46
4.7           Governmental Regulation .............................. 46
4.8           Securities Activities ................................ 46
4.9           ERISA Compliance ..................................... 46
4.10          Certain Fees ......................................... 47

Section 5     AFFIRMATIVE COVENANTS ................................ 47

5.1           Financial Statements and Other Reports ............... 47
5.2           Corporate Existence .................................. 50
5.3           Payment of Taxes ..................................... 50
5.4           Maintenance of Properties; Insurance ................. 50
5.5           Inspection ........................................... 51
5.6           Compliance with Laws ................................. 51

Section 6     NEGATIVE COVENANTS ................................... 51

6.1           Merger ............................................... 51
6.2           Liens ................................................ 52
6.3           Financial Covenants .................................. 53
6.4           Existing Subordinated Debt ........................... 54
6.5           Use of Proceeds ...................................... 54

Section 7     EVENTS OF DEFAULT .................................... 54

7.1           Failure To Make Payments When Due .................... 54
7.2           Default in Other Agreements .......................... 55
7.3           Breach of Certain Covenants .......................... 55
7.4           Breach of Warranty ................................... 55
7.5           Other Defaults Under Agreement ....................... 55
7.6           Involuntary Bankruptcy; Appointment
                of Receiver, etc. .................................. 56
7.7           Voluntary Bankruptcy; Appointment
                of Receiver, etc. .................................. 56
7.8           Judgments and Attachments ............................ 57
7.9           Dissolution .......................................... 57
7.10          ERISA Title IV Liabilities ........................... 57

Section 8     AGENT ................................................ 58

8.1           Appointment .......................................... 58
8.2           Powers; General Immunity ............................. 59

8.3           Representations and Warranties; No
                Responsibility for Appraisal of
                Creditworthiness ................................... 61
8.4           Right to Indemnity ................................... 61
8.5           Payee of Note Treated as Owner ....................... 61
8.6           Resignation by the Agent ............................. 62
8.7           Successor Agent ...................................... 62

Section 9     GUARANTEE............................................. 63

9.1           Guarantee............................................. 63
9.2           Obligation Not Affected by
                Certain Events...................................... 63
9.3           Guarantee a Guarantee of Payment...................... 64
9.4           Obligation Not Subject to
                Limitation.......................................... 64
9.5           Order of Payment...................................... 65
9.6           Waiver by the Company ................................ 65

Section 10    MISCELLANEOUS ........................................ 66

10.1          Benefit of Agreement ................................. 66
10.2          Expenses ............................................. 68
10.3          Indemnity ............................................ 69
10.4          Setoff ............................................... 70
10.5          Ratable Sharing ...................................... 70
10.6          Amendments and Waivers ............................... 71
10.7          Independence of Covenants ............................ 72
10.8          Notices .............................................. 72
10.9          Survival of Warranties and Certain
                Agreements ......................................... 73
10.10         Failure or Indulgence Not Waiver;
                Remedies Cumulative ................................ 73
10.11         Severability ......................................... 73
10.12         Obligations Several; Independent Nature
                of Banks' Rights ................................... 74
10.13         Headings ............................................. 74
10.14         APPLICABLE LAW; CONSENT TO JURISDICTION
                AND SERVICE OF PROCESS ............................. 74
10.15         Successors and Assigns; Subsequent
                Holders of Notes ................................... 75
10.16         Counterparts; Effectiveness .......................... 75

SIGNATURE PAGES ..................................................... 76

                                 EXHIBITS

Exhibit A-1  -     Form of Revolving Note
Exhibit A-2  -     Form of Competitive Bid Note
Exhibit B    -     Form of Opinion of Thomas D. Soutter, Esq.,
                   General Counsel of the Company
Exhibit C    -     Form of Opinion of Cahill Gordon & Reindel
Exhibit D-1  -     Form of Notice of Syndicated Borrowing
Exhibit D-2  -     Form of Notice of Competitive Bid Borrowing
Exhibit D-3  -     Form of Notice of Conversion/Continuation
Exhibit E      -   Form of Compliance Certificate
Exhibit F    -     Form of Transfer Supplement
Exhibit G    -     Form of Loan Assumption Agreement

                              LINE OF CREDIT

            LINE OF CREDIT, dated as of November 1, 1993, among TEXTRON INC., a Delaware corporation (the "Company"), the BANKS signatory hereto (each a "Bank" and collectively the "Banks") and BANKERS TRUST COMPANY, a New York banking corporation ("BT Co"), as a Bank and as Administrative Agent for the Banks.

                         W I T N E S S E T H :

            WHEREAS, the Company owns directly or indirectly all of the outstanding shares of capital stock of each of the Subsidiary Borrowers;

            WHEREAS, the Company desires that the Banks extend certain credit facilities to the Company and the Subsidiary
Borrowers for the purposes set forth in Section 2.10;

            WHEREAS, each Bank is willing to extend its commitment to make loans to the Company and the Subsidiary
Borrowers for such purposes on the terms and subject to the conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Company, the Banks and the Agent agree as follows:

Section 1  DEFINITIONS AND ACCOUNTING TERMS

      1.1  Definitions

            As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

            "Adjusted Eurodollar Rate" means, for any Interest Period for a Eurodollar Rate Loan, the rate (rounded upward to the next highest one hundredth of one percent) obtained by dividing (i) the Eurodollar Rate for the first day of such Interest Period by (ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against "Eurocurrency liabili-ties" as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined or any category of extensions of credit or other assets which includes loans by a non-
      United States office of any Bank to United States residents).

            "Affected Bank" means any Bank affected by any of the events described in Section 2.11B or 2.11C hereof.

            "Affiliate" means, with respect to any Person, any Person or group of Persons acting in concert in respect of the Person in question that, directly or indirectly, controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person or group of Persons acting in concert, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

            "Agent" has the meaning assigned to that term in
      Section 8.1 hereof.

            "Agreement" means this Line of Credit, as the same may at any time be amended, amended and restated, supplemented or otherwise modified in accordance with the terms hereof.

            "Applicable Margin" has the meaning set forth in
      Section 2.7.

            "Bank" and "Banks" have the respective meanings assigned to those terms in the introduction to this Agreement and its or their successors and permitted assigns.

            "Bankruptcy Code" means Title 11 of the United States
      Code entitled "Bankruptcy," as from time to time amended and any successor statutes.

            "Base Rate" means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

            "Base Rate Loans" are Syndicated Loans whose interest rate is based on Base Rate.

            "Board" means the Board of Governors of the Federal
      Reserve System.

            "Borrower" means each of the Company and each Subsidiary Borrower.

            "Borrowing" means the incurrence by any Borrower on a given date of Syndicated Loans.

            "BT Co" has the meaning assigned to that term in the introduction to this Agreement.

            "Business Day" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day on which banking institutions located in the State of New York are authorized or required by law or other governmental action to close and
      (ii) with respect to all notices, determinations, fundings and payments in connection with Eurodollar Rate Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in dollar deposits in the applicable interbank Eurodollar market.

            "Capital Lease", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

            "Code" means the Internal Revenue Code of 1986, as from time to time amended. Any reference to the Code shall include a reference to corresponding provisions of any subsequent revenue law.

            "Commitment" means, at any time any determination thereof is to be made, the commitment (whether or not then utilized) of each Bank then in effect to extend credit hereunder, which initially shall be for each Bank the amount specified on the signature page hereto for such Bank.

            "Company" has the meaning assigned to that term in the introduction to this Agreement.

            "Competitive Bid Loan" means a Loan bearing interest at such rate and for such interest period, and on such other terms not inconsistent with the terms of this Agreement, as the applicable Borrower and the Bank making such Loan may mutually agree and which Loan is requested pursuant to a Notice of Competitive Bid Borrowing.

            "Competitive Bid Notes" means the promissory notes of the Borrowers issued pursuant to Section 2.4B hereto in substantially the form of Exhibit A-2 hereto.

            "Compliance Certificate" means a certificate substantially in the form annexed hereto as Exhibit E delivered to the Banks by the Company pursuant to Section
      5.1B(i)(b).

            "Consolidated EBITDA" means, without duplication, for any consecutive four fiscal quarter period, the sum of the amounts for such period of (i) the Company's Consolidated Net Income, excluding therefrom any extraordinary items of gain or loss, plus (ii) the aggregate amount of cash dividends actually received by the Company or any of its Subsidiaries in respect of the capital stock of any Finance Company or Insurance Company and payable out of the net income for such period in which paid of any such Finance Company or Insurance Company, plus (iii) the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of (a) the provision for taxes based on income of the Company and its Subsidiaries,
      (b) Consolidated Interest Expense and (c) depreciation and amortization, all as determined on a consolidated basis for the Company and its Subsidiaries in conformity with GAAP.

            "Consolidated Interest Expense" means, for any consecutive four fiscal quarter period, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of the Company and its Subsidiaries, all as determined on a consolidated basis in conformity with GAAP, with respect to all outstanding Indebtedness of the Company and its Subsidiaries.

            "Consolidated Net Income" means, for any consecutive four fiscal quarter period, the net income (or loss) of any Person (for purposes of this definition "Parent") and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded, the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Parent or is merged into or consolidated with Parent or any of its Subsidiaries or that Person's assets are acquired by Parent or any of its Subsidiaries.

            "Consolidated Net Worth" means, as at any date of determination, the sum of the capital stock and additional paid-in capital plus/minus marketable equity securities valuation adjustment plus retained earnings (or minus accumulated deficit) plus $679,500,000 less the cost of treasury stock of the Company and its Subsidiaries on a consolidated basis (but excluding the effects of foreign currency translation adjustments under Financial Accounting Standards Board Statement No. 52) calculated in conformity with GAAP.

            "Contractual Obligation", as applied to any Person, means any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust or other similar instrument of that Person under which Indebtedness is outstanding or secured or by which that Person or any of its properties is bound or to which that Person or any of its properties is subject.

            "Credit Agreement" means the Credit Agreement dated as of November 1, 1993 among the Company, the banks listed therein and BT Co, as administrative Agent, as such agreement may from time to time be amended, amended and restated, supplemented or otherwise modified.

            "Designation Date" means, with respect to any Subsidiary of the Company, the date on which the Company designates such Subsidiary as a Subsidiary Borrower.

            "Effective Date" has the meaning assigned to that term in Section 10.16 hereof.

            "Electing Holder" and "Electing Holders" have the meanings assigned to such terms in Section 2.6.

            "ERISA" means the Employee Retirement Income Security
      Act of 1974, as from time to time amended, and any successor statute.

            "ERISA Affiliate" means, with respect to any Person, any trade or business (whether or not incorporated) which, together with such Person, is under common control as described in Section 414(c) of the Code or is a member of a controlled group, as defined in Section 414(b) of the Code, which includes such Person.

            "Eurodollar Rate" means, for any Interest Rate Determination Date, the arithmetic average (rounded upwards to the nearest 1/16 of 1%) of the offered quotation, if any, to first class banks in the Eurodollar market by each of the Reference Banks for U.S. dollar deposits of amounts in immediately available funds comparable to the principal amount of the Eurodollar Rate Loan of the Reference Bank for which the Eurodollar Rate is being determined with maturities comparable to the

      Interest Period for which such Eurodollar Rate will apply as of approximately 10:00 A.M. (New York time) two Business Days prior to the commencement of such Interest Period. If any Reference Bank fails to provide its offered quotation to Agent, the Eurodollar Rate shall be determined on the basis of the offered quotation(s) by the other Reference Bank(s).

            "Eurodollar Rate Loans" means Syndicated Loans or portions thereof during the period in which such Loans bear interest at rates determined in accordance with Sec-tion 2.7A hereof.

            "Event of Default" has the meaning assigned to that term in Section 7 hereof.

            "Exchange Act" means the Securities Exchange Act of
      1934, as from time to time amended, and any successor statutes.

            "Existing Subordinated Debt" means the indebtedness of the Company outstanding on the date of this Agreement pursuant to the Indenture dated as of May 1, 1985 with The Chase Manhattan Bank, N.A., as Trustee, as the same has been supplemented by the First Supplemental Subordinated Indenture and as in effect on the date of this Agreement.

            "Extension Notice" has the meaning assigned to that term in Section 2.6.

            "Federal Funds Rate" means on any one day the weighted average of the rate on overnight Federal funds transactions with members of the Federal Reserve System only arranged by Federal funds brokers as published as of such day by the Federal Reserve Bank of New York, provided that if such day is not a Business Day, the Federal Funds Rate shall be measured as of the immediately preceding Business Day.

            "Final Maturity Date" means October 30, 1994 unless such date is extended in accordance with Section 2.6 and, if so extended, then the date to which extended.

            "Finance Company" means any subsidiary of the Company which is primarily engaged in the business of a finance company.

            "Funding Date" means the date of the funding of a Loan made pursuant to a Notice of Borrowing but does not mean the date of any conversion or continuation of the interest rate applicable to any Loan pursuant to a Notice of Conversion/Continuation.

            "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board as in effect on October 2, 1993 and applicable to and used by the Company in the preparation of the unaudited financial statements of the Company included in the Company's report on Form 10-Q for the fiscal quarter ended July 3, 1993.

            "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Indebtedness", as applied to any Person, means, without duplication, (i) all indebtedness for borrowed money of that Person, (ii) that portion of obligations with respect to Capital Leases which is properly classified as a liability on a balance sheet of that Person in conformity with GAAP, (iii) notes payable of that Person and drafts accepted by that Person representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation of that Person owed for all or any part of the deferred purchase price of property or services which purchase price is (a) due more than twelve months from the date of incurrence of the obligation in respect thereof, or (b) evidenced by a note or similar written instrument,
      (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person and (vi) any guarantee of that Person, direct or indirect, of any indebtedness, note payable, draft accepted, or obligation described in clauses (i)-(v) above of any other Person.

            "Initial Loans" means the initial Loans made under this Agreement.

            "Insurance Company" means any subsidiary of the Company which is primarily engaged in the business of an insurance company, including, without limitation, PRHC Inc.; provided, however, that PRHC Inc. shall not thereafter be deemed to be an Insurance Company if, at any time, PRHC Inc. or any of its Subsidiaries ceases to remain a company (i) primarily engaged in the business of an insurance company or (ii) whose principal business is to augment the operation of a Subsidiary of PRHC Inc. which is so engaged.

            "Interest Payment Date" means, (x) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Eurodollar Rate Loan; provided that in the case of each Interest Period of six months, "Interest Payment Date" shall also include the Interest Period Anniversary Date (or if such day is not a Business Day, then the next succeeding Business Day) for such Interest Period and (y) in the case of any Base Rate Loan, the last Business Day of each calendar quarter.

            "Interest Period" means any interest period applicable to a Eurodollar Rate Loan as determined pursuant to Section 2.7B hereof.

            "Interest Period Anniversary Date" means, for each
      Interest Period applicable to a Eurodollar Rate Loan which is six months, the three month anniversary of the commencement of that Interest Period.

            "Interest Rate Determination Date" means each date for calculating the Eurodollar Rate for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period.

            "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

            "Loans" means one or more of the Syndicated Loans, Competitive Bid Loans or any combination thereof.

            "Margin Stock" has the meaning assigned to that term in Regulation U of the Board as in effect from time to time.

            "Material Adverse Effect" means a material adverse effect on the business, operations, properties, assets or financial condition of the Company and its Subsidiaries, taken as a whole.

            "Multiemployer Plan" has the meaning assigned to that term in Section 4001(a)(3) of ERISA.

            "1987 Credit Agreement" has the meaning assigned to that term in Section 3.1E.

            "Notes" means the Revolving Notes, the Competitive
      Bid Notes, or any combination thereof.

            "Notice of Borrowing" means any Notice of Syndicated
      Borrowing, Notice of Competitive Bid Borrowing or any combination thereof.

            "Notice of Competitive Bid Borrowing" has the meaning assigned to that term in Section 2.2A hereof and shall be substantially in the form of Exhibit D-2 hereof.

            "Notice of Conversion/Continuation" means any notice delivered pursuant to Section 2.3A hereof and shall be substantially in the form of Exhibit D-3 hereto.

            "Notice of Syndicated Borrowing" has the meaning assigned to that term in Section 2.1B hereof and shall be substantially in the form of Exhibit D-1 hereto.

            "Officer's Certificate" means, as applied to any corporation, a certificate executed on behalf of such corporation by its Chairman of the Board (if an officer), its President, any Vice President of such corporation, its Chief Financial Officer, its Treasurer or any Assistant Treasurer of such corporation.

            "Payment Office" means the office of the Agent or any Bank, as the case may be, designated as such on the signature pages of this Agreement or such other office as to which the agent or such Bank shall notify the Company, the Agent and the other Banks in writing.

            "PBGC" means the Pension Benefit Guaranty Corporation created by Section 4002(a) of ERISA or any successor thereto.

            "Pension Plan" means any plan (other than a Multiemployer Plan) described in Section 4021(a) of ERISA and not excluded pursuant to Section 4021(b) thereof, which may be, is or has been established or maintained, or to which contributions may be, are or have been made by the Company or any of its ERISA Affiliates or as to which the Company would be considered as a "contributing sponsor" for purposes of Title IV of ERISA at any relevant time.

            "Permitted Encumbrances" means:

            (i)  Liens for taxes, assessments or governmental
                  charges or claims the payment of which is not at the time required by subsection 5.3;

           (ii) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles then in effect, shall have been made therefor;

          (iii) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

           (iv) Any attachment or judgment Lien individually or in the aggregate not in excess of $50,000,000 unless the judgment it secures shall, within 30 days after the entry thereof, not have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay;

            (v)  Leases or subleases granted to others not
                  interfering in any material respect with the business of the Company or any of its Subsidiaries;

           (vi) Easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Subsidiaries;

          (vii) Any interest or title of a lessor under any lease;

         (viii) Liens arising from UCC financing statements regarding leases; and

           (ix) Liens in favor of custom and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods incurred in the ordinary course of business.

            "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and any Governmental Authority.

            "Potential Event of Default" means a condition or event which, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

            "Prime Rate" shall mean the rate which BT Co announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.
      BT Co may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

            "Pro Rata Share" means, when used with reference to any Bank and any described aggregate or total amount, the percentage designated as such Bank's Pro Rata Share set forth under the name of such Bank on the applicable signature page of this Agreement.

            "Reference Banks" means BT Co, Morgan Guaranty Trust
      Company of New York and The Chase Manhattan Bank, N.A.

            "Regulation D" means Regulation D of the Board as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

            "Reportable Event" means a "reportable event" described in Section 4043(b) of ERISA or in the regulations thereunder notice of which to PBGC is required within 30 days after the occurrence thereof, or receipt of a notice of withdrawal liability with respect to a Multiemployer Plan pursuant to Section 4202 of ERISA.

            "Required Banks" means, as at any time any determination thereof is to be made, the Banks holding at least 66-2/3% of the aggregate Commitments of all the Banks or, if no Commitments are in effect, 66-2/3% of Loans outstanding.

            "Restricted Subsidiary" means each Subsidiary (or a group of Subsidiaries that would constitute a Restricted Subsidiary if consolidated and which are engaged in the same or related lines of business) of the Company now existing or hereafter acquired or formed by the Company which (x) for the most recent fiscal year of the Company, accounted for more than 5% of the consolidated revenues of the Company and its Subsidiaries, or (y) as at the end of such fiscal year, was the owner of more than 5% of the consolidated assets of the Company and its Subsidiaries. For purposes of this definition, the proviso to the definition of Subsidiary shall not be applicable.

            "Revolving Notes" means the promissory notes of the Borrowers issued pursuant to Section 2.4A hereof in substantially the form of Exhibit A-1 hereto.

            "Securities Act" means the Securities Act of 1933, as from time to time amended, and any successor statutes.

            "Subsidiary" means, in respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof; provided, however, that no Finance Company or Insurance Company or any Subsidiary of any Finance Company or Insurance Company shall be treated as a Subsidiary of the Company.

            "Subsidiary Borrower" means any Subsidiary of the Company designated as such in writing by the Company; provided, that such Subsidiary shall enter into a Loan Assumption Agreement in the form annexed hereto as Exhibit G appropriately completed and that no Loan shall be made to such Subsidiary until Section 3.4 has been complied with as to such Subsidiary.

            "Syndicated Loan" means a Loan which is made as part of a Borrowing, is made collectively by the Banks based on each Bank's Pro Rata Share of such Loan, is made as either a Base Rate Loan or a Eurodollar Rate Loan and is requested pursuant to a Notice of Syndicated Borrowing.

            "Termination Event" means (i) a Reportable Event with respect to any Pension Plan, or (ii) the withdrawal of the Company or any of its ERISA Affiliates from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or
      (iii) the filing of a notice of intent to terminate a Pension Plan (including any such notice with respect to a Pension Plan amendment referred to in Section 4041(e) of ERISA, or (iv) the institution of proceedings to terminate a Pension Plan by the PBGC, or (v) any other event or condition which, to the best knowledge of the Company, would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

            "Textron Affiliate", as applied to the Company, means any Person or Persons directly or indirectly controlling the Company. For purposes of this definition, controlling, as applied to the Company, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities or by contract or otherwise. Neither any Bank nor any parent of any Bank nor any Subsidiary of any such Bank or parent shall be treated as a Textron Affiliate.

            "Textron Affiliate Amount" means, as at any date of determination, the then aggregate outstanding amount of all loans and/or advances to any Textron Affiliate from the Company or any Subsidiary of the Company (without giving effect to the proviso to the definition of Subsidiary).

            "Total Commitment" means, as at any date of determination, the aggregate Commitments of all Banks then in effect (as such Commitments may be reduced from time to time pursuant to Section 2.9A hereof). The original amount of the Total Commitment is $250,000,000.

            "Type" means, in respect of any Syndicated Loan, any type of Syndicated Loan, i.e., either a Base Rate Loan or a Eurodollar Rate Loan.

            "United States Dollars" or "U.S. Dollars" or "$" means such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

      1.2  Accounting Terms

            For the purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

Section 2  AMOUNTS AND TERMS OF COMMITMENTS AND LOANS; NOTES

      2.1  Revolving Loans

            A.  Commitments.        (i) Subject to the terms and
conditions of this Agreement and in reliance upon the representations and warranties of each Borrower herein set forth, each Bank hereby severally agrees to lend to the Borrowers from time to time during the period from and including the Effective Date to and including the Final
Maturity Date its Pro Rata Share of the Total Commitment. Each Bank's Commitment and the Total Commitment shall expire in full on the Final Maturity Date.

            Amounts borrowed under this Section 2.1A may, subject to the limitations set forth in this Agreement, be repaid and, up to but excluding the Final Maturity Date, be reborrowed.
The Syndicated Loans and all other amounts owed hereunder with respect to the Syndicated Loans shall be paid in full no later than the Final Maturity Date.

            Borrowings on any Funding Date with respect to a Syndicated Loan under this Section 2.1A(i) shall be in an aggregate minimum amount of $10,000,000 and integral multiples of $5,000,000 in excess of that amount or, if less, the unutilized amount of the Total Commitment. Notwithstanding the foregoing, (i) Syndicated Loans made by a Bank on any Funding Date shall not exceed such Bank's Commitment then in effect and
(ii) no Syndicated Loan may be borrowed by the Borrower if the aggregate principal amount of all Loans outstanding hereunder, after giving effect to the Loan so requested and all other Loans then requested which have not yet been funded shall exceed the Total Commitment then in effect.

            (ii) Subject to and upon the terms and conditions herein set forth, each Bank severally agrees that any Borrower may incur a Competitive Bid Loan pursuant to a Notice of Competitive Bid Borrowing from time to time on and after the Effective Date and prior to the date which is the Business Day preceding the date which is 30 days prior to the Final Maturity Date, provided that after giving effect to any Competitive Bid Loan and the concurrent use of the proceeds thereof the aggregate principal amount of all Loans outstanding hereunder, after giving effect to the Loan so requested and all other Loans then requested which have not yet been funded will not exceed the Total Commitment then in effect. Within the foregoing limits and subject to the conditions set forth in this Agreement, Competitive Bid Loans may be repaid and reborrowed in accordance with the provisions hereof. Competitive Bid Loans made on any Funding Date shall be in an aggregate minimum amount of $10,000,000 and in integral multiples of $5,000,000 in excess of such amount.

            B.  Notice of Syndicated Borrowing.  Subject to
Section 2.1A, whenever any Borrower desires to borrow under this Section 2.1, it shall deliver to the Agent a Notice of Syndicated Borrowing (which may be telephonic, confirmed promptly in writing) no later than 10:30 A.M. (New York time), in the case of a Base Rate Loan, on the proposed Funding Date, and, in the case of a Eurodollar Rate Loan, three Business Days in advance of the proposed Funding Date. The Notice of Syndicated Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount of the proposed Loans, (iii) whether such Loans are to consist of Base Rate Loans or Eurodollar Rate Loans or a combination thereof and the amounts thereof, (iv) the Interest Period(s) therefor and (v) the aggregate principal amount of Loans outstanding, after giving effect to the proposed Loan and all other Loans then requested which have not yet been funded, and that such aggregate principal amount does not exceed the Total Commitment then in effect.

            Neither the Agent nor any Bank shall incur any liability to any Borrower in acting upon any telephonic notice referred to above which the Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of such Borrower or for otherwise acting in good faith under this Section 2.1B and, upon funding of Syndicated Loans by the Banks in accordance with this Agreement pursuant to any telephonic notice, such Borrower shall have borrowed such Loans hereunder.

            Except as provided in Section 2.11D, a Notice of Syndicated Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and the applicable Borrower shall be bound to make a borrowing in accordance therewith.

            C. Disbursement of Funds. Promptly after receipt of a Notice of Syndicated Borrowing pursuant to Section 2.1B (or telephonic notice in lieu thereof) with respect to a Syndicated Loan, the Agent shall notify each Bank of the proposed borrowing. Each Bank shall make its Pro Rata Share of the amount of such Loans available to the Agent, in same day funds, at the office of the Agent located at One Bankers Trust Plaza,

New York, New York not later than 12:00 Noon (New York City time) on the Funding Date. Such Loans of a Bank shall be equal to such Bank's Pro Rata Share of the aggregate amount of all such Loans requested by the applicable Borrower pursuant to the applicable Notice of Syndicated Borrowing. Upon satisfaction or waiver of the conditions precedent specified in Section 3.1 (in the case of the Initial Loans) and Sections 3.2 and, if applicable, 3.4 (in the case of all Loans) the Agent shall make the proceeds of such Loans available to the applicable Borrower on such Funding Date by causing an amount of same day funds equal to the proceeds of all such Loans received by the Agent to be credited to the account of such Borrower at such office of the Agent.

            Unless the Agent shall have been notified by any Bank (which notice may be telephonic, confirmed promptly in writing) prior to any Funding Date in respect of any Syndicated Loan that such Bank does not intend to make available to the Agent such Pro Rata Share of such Loan on such Funding Date, the Agent may assume that such Bank has made such amount available to the Agent on such Funding Date and the Agent in its sole discretion may, but shall not be obligated to, make available to the applicable Borrower a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such corresponding amount on prompt demand from such Bank together with interest thereon, for each day from such Funding Date until the date such amount is paid to the Agent at the customary rate set by the Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the applicable
Borrower and such Borrower shall immediately pay such corresponding amount to the Agent. Nothing in this
Section 2.1C shall be deemed to relieve any Bank from its obligation to fulfill its Commitment hereunder or to prejudice any rights which such Borrower may have against any Bank as a result of any default by such Bank hereunder.

      2.2  Competitive Bid Loans

            A. Whenever the Company or a Subsidiary Borrower desires to incur a Competitive Bid Loan, it shall (i) in the case of the Company, deliver to the Agent and each Bank, and
(ii) in the case of a Subsidiary Borrower, deliver to the Company (which shall deliver to the Agent and each Bank), not later than 11:00 a.m. (New York time) at least one Business Day prior to the funding date of such proposed Competitive Bid Loan, a Notice of Competitive Bid Borrowing, such notice to specify in each case the date of the proposed Competitive Bid

Loan, the aggregate amount of the proposed Competitive Bid Loan(s), the maturity date for repayment of each Competitive Bid Loan to be made as part of such Competitive Bid Loans (each of which maturity dates may not be later than the Business Day prior to the Final Maturity Date), the interest payment date or dates relating thereto, and any other terms to be applicable to such Competitive Bid Loans (including, without limitation, the basis to be used by the Banks in determining the rate or rates of interest to be offered by them as provided in Section 2.2B). No Notice of Competitive Bid Borrowing shall be given earlier than three Business Days subsequent to the making of the last Competitive Bid Loan.

            B. Each Bank shall, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid Loans to the applicable Borrower as part of such proposed Competitive Bid Loan at a rate or rates of interest specified by such Bank in its sole discretion, by notifying the Company, before 10:00 a.m. (New York City time) on the date (the "Reply Date") of such proposed Competitive Bid Loan specified in the Notice of Competitive Bid Borrowing delivered with respect thereto pursuant to Section 2.2A, of the minimum amount and maximum amount of each Competitive Bid Loan which such Bank would be willing to make as part of such proposed Competitive Bid Loan (which amounts may, subject to the provisions of Section 2.1A(ii), exceed such Bank's Commitment); provided that the minimum amount of any Bank's bid shall be at least $5,000,000. If any Bank shall not notify the Company, before 10:00 a.m. (New York City time) on the Reply Date of its offer of a Competitive Bid Loan, such Bank shall be deemed not to be making an offer with respect to such Competitive Bid Loan.

            C.  The Company shall, in turn, before 11:00 a.m.
(New York City time) on the Reply Date, either

                  (1) cancel such Competitive Bid Loan by giving the Agent and each Bank notice to that effect
            (whereupon such Competitive Bid Loan will not be made), or

                  (2) accept one or more of the offers made by any Bank or Banks pursuant to Section 2.2B, in its sole discretion, by giving notice to the Agent and such Bank of the amount of each Competitive Bid Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Company by such Bank or Banks for such Competitive Bid Loan pursuant to
            Section 2.2B) to be made by such Bank as part of such Competitive Bid Loan, and reject any remaining offers made by Banks pursuant to Section 2.2B above by giving the Agent and such Bank notice to that effect.

            D. No later than Noon (New York City time) on the Funding Date of each Competitive Bid Loan, each Bank required to participate therein will make available its share of such Competitive Bid Loan (as specified in Section 2.2C) in same day funds at the office of The Chase Manhattan Bank, N.A. located at One Chase Manhattan Plaza, New York, New York, ABA
No. 021000021, for the account of Textron Inc., ACCOUNT
NO. 910-1-013655.

            E. Each Competitive Bid Loan shall be payable on the maturity date specified in the Notice of Competitive Bid
Borrowing relating to such Competitive Bid Loan.

      2.3  Notices of Conversion/Continuation

            A. Subject to the provisions of Section 2.11 hereof, the applicable Borrower shall have the option (i) to convert at any time all or any part of its outstanding Base Rate Loans equal to $10,000,000 and integral multiples of $5,000,000 in excess of that amount to Eurodollar Rate Loans and (ii) upon the expiration of any Interest Period applicable to outstanding Eurodollar Rate Loans, to continue all or any portion of such Eurodollar Rate Loans equal to $10,000,000 and integral multiples of $5,000,000 in excess of that amount as Eurodollar Rate Loans. The succeeding Interest Period(s) of such converted or continued Eurodollar Rate Loan shall commence on the date of conversion in the case of clause (i) above and on the last day of the Interest Period of the Eurodollar Rate
Loans to be continued in the case of clause (ii) above.

            The applicable Borrower shall deliver a Notice of Conversion/Continuation to the Agent no later than 11:00 a.m. (New York City time) at least three Business Days, in the case of a conversion into or continuation of Eurodollar Rate Loans in advance of the proposed conversion/continuation date. A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount of the Syndicated Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation and (iv) the requested Interest Period.

            Except as provided in Section 2.11D hereof, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan shall be irrevocable on or after the related Interest Rate Determination Date, and the applicable Borrower shall be bound to convert or continue in accordance therewith.

            B. Unless the applicable Borrower shall have given the Agent (x) a timely Notice of Conversion/Continuation in accordance with the provisions of Section 2.3A hereof with respect to Eurodollar Rate Loans outstanding or (y) written notice of such Borrower's intent to repay Eurodollar Rate Loans, furnished not later than 11:00 a.m. (New York City time) on the last day of the Interest Period with respect to such Eurodollar Rate Loans, the applicable Borrower shall be deemed to have requested that such Eurodollar Rate Loans be converted into Base Rate Loans on such day. Such Base Rate Loans shall be in an aggregate principal amount equal to (i) the aggregate principal amount of such Eurodollar Rate Loans not intended to be repaid less (ii) any repayment required to be made on such date pursuant to Section 2.9 hereof.

      2.4  The Revolving Notes and Competitive Bid Notes

            A. Each Borrower's obligations to pay the principal of, and interest on, all the Syndicated Loans made by each Bank shall be evidenced by a Revolving Note duly executed and delivered by such Borrower with blanks appropriately completed in conformity herewith. The Revolving Note issued to each Bank shall (i) be payable to the order of such Bank, (ii) be dated the Effective Date, (iii) be in a stated principal amount equal to the initial Commitment of such Bank and be payable in the principal amount of the outstanding Syndicated Loans evidenced thereby, (iv) provide that all Syndicated Loans then outstanding shall be repaid on the Final Maturity Date as provided herein, (v) bear interest as provided in the appropriate clause of Section 2.7 hereof in respect of the Base Rate Loans, or the Eurodollar Rate Loans, as the case may be, evidenced thereby, (vi) be entitled to the benefits of this Agreement, and (vii) have attached thereto a schedule (a "Syndicated Loans and Principal Payments Schedule") substantially in the form of the Schedule to Exhibit A-1 hereto. At the time of the making of each Syndicated Loan or principal payment in respect thereof, each Bank shall, and is hereby authorized to, make a notation on the Syndicated Loans and Principal Payments Schedule of the date and the amount of such Syndicated Loan or payment, as the case may be. Notwithstanding the foregoing, the failure to make a notation with respect to the making of any Syndicated Loan, shall not limit or otherwise affect the obligation of the Borrower hereunder or under the applicable Note with respect to such Syndicated Loan and payments of principal by the Borrower shall not be affected by the failure to make a notation thereof on the appropriate Syndicated Loans and Principal Payments Schedule.

            B. Each Borrower's obligations to pay the principal of, and interest on, all the Competitive Bid Loans made by each

Bank shall be evidenced by a Competitive Bid Note duly executed and delivered by such Borrower with blanks appropriately completed in conformity herewith. The Competitive Bid Note issued to each Bank shall (i) be payable to the order of such Bank, (ii) be dated the Effective Date, (iii) be in a stated principal amount equal to the Total Commitment and be payable in the principal amount of the outstanding Competitive Bid Loans evidenced thereby, (iv) provide that all Competitive Bid Loans then outstanding shall be repaid on the dates agreed to between such Borrower and such Bank and, in any event, not later than the Final Maturity Date, (v) bear interest at the rates and have interest payable on the dates agreed to between such Borrower and such Bank, (vi) be entitled to the benefits of this Agreement, and (vii) have attached thereto a schedule (a "Competitive Bid Loans and Principal Payments Schedule") substantially in the form of the Schedule to Exhibit A-2 hereto. At the time of the making of each Competitive Bid Loan or principal payment in respect thereof, each Bank shall, and is hereby authorized to, make a notation on the Competitive Bid Loans and Principal Payments Schedule of the date and the amount of such Competitive Bid Loan or payment, as the case may be. Notwithstanding the foregoing, the failure to make a notation with respect to the making of any Competitive Bid Loan, shall not limit or otherwise affect the obligation of the Borrower hereunder or under the applicable Note with respect to such Competitive Bid Loan and payments of principal by the Borrower shall not be affected by the failure to make a notation thereof on the appropriate Competitive Bid Loans and Principal Payments Schedule.

      2.5  Pro Rata Borrowings

            The Syndicated Loans comprising each Borrowing under this Agreement shall be made by the Banks simultaneously and each Bank's Syndicated Loan shall be equal to such Bank's Pro Rata Share of such Borrowing. It is understood that no Bank shall be responsible for any default by any other Bank in its obligation to make a Loan hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder subject to the terms hereof, regardless of the failure of any other Bank to fulfill its commitment to make Loans hereunder. If, as a result of an error in the determination of any Bank's Pro Rata Share of a Borrowing with respect to a Syndicated
Loan, a Bank makes a Syndicated Loan in excess of its Pro Rata Share (an "Erroneous Loan") the applicable Borrower shall, upon the request of the Agent, repay a portion of such Syndicated Loan equal to such excess or, within two days of receiving written notice of such error, correct such error by effecting a Borrowing of Syndicated Loans having a comparable maturity to the then remaining maturity of the Erroneous Loan (a
"Correcting Loan") and allocating the Correcting Loan among the

Banks such that, after such allocation, the sum of the principal amounts of the Erroneous Loan and the Correcting Loan held by each Bank shall represent such Bank's Pro Rata Share of the sum of the aggregate principal amounts of the Erroneous Loans and the Correcting Loans held by all Banks; provided, however, that the Borrower may not incur Correcting Loans if, after giving effect to such Correcting Loans, the outstanding Syndicated Loans of any Bank shall exceed such Bank's Commitment or if the aggregate principal amount of all Loans outstanding would exceed the Total Commitment then in effect. Borrowings of Correcting Loans shall be subject to all of the terms and conditions of Borrowings hereunder.

      2.6  Procedure for Extending Final Maturity Date

            Subject to the conditions set forth in this Section 2.6, the Company, with the consent of the holders of 100% of the Commitments (the "Holders"), shall have the option to extend the Final Maturity Date for a period of 364 days from the then date thereof. The Company may exercise such option at any time and from time to time as follows:

            (i) No more than 60 and not less than 45 days prior to the Final Maturity Date then in effect, the Company shall notify the Agent and each Holder in writing (an "Extension Notice") of its desire to extend the Final Maturity Date to a date which is exactly 364 days after the Final Maturity Date then in effect.

           (ii) If on or prior to the 15th day prior to the Final Maturity Date all Persons then Holders consent to such extension in a writing delivered to the Agent and the Company, the Final Maturity Date then in effect which is requested in the applicable Extension Notice to be extended shall be extended automatically to a date which is 364 days after such Final Maturity Date then in effect.

          (iii) If any Holder shall have objected to the extension of any Final Maturity Date in a writing delivered to the Agent and the Company on or prior to the 30th day prior to the applicable Final Maturity Date or any Holder has not delivered the notice described in
      Section 2.6(ii) by such 30th day (each such Holder, an "Electing Holder"; collectively, the "Electing Holders"), then the Company may, on or prior to the 15th day prior to the Final Maturity Date, replace such Electing Holder in accordance with the second to last sentence of Section 10.15.

      2.7  Interest

            A.  Rate of Interest on Loans

            (i) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Syndicated Loan made to it from and including the date made to but not including the date repaid.

            (a) Each Eurodollar Rate Loan shall bear interest on the unpaid principal amount thereof for the applicable Interest Period at an interest rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted Eurodollar Rate. The "Applicable Margin" for any Interest Period means the applicable percentage amount set forth in the table below based upon the rating issued by Standard & Poor's Corporation and Moody's Investors Service, Inc. for the Company's long-term unsecured indebtedness at the Interest Rate Determination Date for such Interest Period:

            Rating Category*                    Applicable Margin

            A/A2 or higher                          .225%
            A-/A3                                   .250%
            BBB+/Baa1                               .375%
            BBB/Baa2                                .400%
            BBB-/Baa3 or lower or no rating         .500%

__________________

      * In the case of "split" ratings (i.e., if the ratings of each such rating agency differ by one or more categories, including numerical modifiers and (+) and (-) as categories), the Applicable Margin will be based upon the higher of the two ratings.

            (b) Each Base Rate Loan shall bear interest on the unpaid principal thereof for the applicable Interest
      Period at an interest rate per annum equal to the applicable Base Rate.

The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the applicable Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

            (ii) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Competitive Bid Loan made to it from and including the date made up to but not including the date repaid at the rate or rates per annum as may be mutually agreed upon by such Borrower and the Bank making the Competitive Bid Loan.

            B.  Interest Periods

            In connection with each Eurodollar Rate Loan, the applicable Borrower shall elect an interest period (each an "Interest Period") to be applicable to such Eurodollar Rate Loan which Interest Period shall be either a one, two, three or six month period; provided that:

            (i)  the Interest Period for each Eurodollar Rate
      Loan shall commence on the date of such Eurodollar Rate
      Loan;

           (ii) if an Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business day; provided that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iii) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iv) below, end on the last Business Day of such ending calendar month;

           (iv)  no Interest Period shall extend beyond the Final
      Maturity Date; and

            (v) there shall be no more than 30 Interest Periods outstanding at any time.

            C. Interest Payments. Interest shall be payable on each (i) Syndicated Loan in arrears on each Interest Payment Date applicable to that Loan, and (ii) Competitive Bid Loan, at such times as agreed to by the applicable Borrower and the Bank making such Competitive Bid Loan (which shall be the scheduled maturity date of such Loan if less than 180 days after the making of such Loan), and in each case upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and when due and payable (whether at maturity, by acceleration or otherwise).

            D.  Computation of Interest.  Interest on Syndicated
Loans shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues. Interest on a Competitive Bid Loan shall be computed on the basis set forth in the applicable Notice of Competitive Bid Borrowing. In computing interest on any Loan, the date of the making of the Loan or, in the case of a Eurodollar Rate Loan, the first day of an Interest Period, as the case may be, shall be included and the date of payment or the expiration of an Interest Period, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

            E. Post-Maturity Interest. Any principal payments on the Loans not paid when due and, to the extent permitted by applicable law, any interest payment on the Loans not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate which is 1% per annum in excess of the rate of interest otherwise payable under this Agreement for Prime Rate Loans.

      2.8  Commissions and Fees

            A. Facility Fees. (i) The Company shall pay to the Agent for the account of the Banks a facility fee accrued from and including the Effective Date to and including the Final Maturity Date on the daily average aggregate amount of the Commitments (whether used or unused) based upon the rating issued by Standard & Poor's Corporation and Moody's Investors Service, Inc. for the Company's long-term unsecured indebtedness at the beginning of each fiscal quarter of the
Company:

            Rating Category*              Facility Fee

            A/A2 or higher                   .1000%
            A-/A3                            .1250%
            BBB+/Baal                        .1500%
            BBB/Baa2                         .2000%
            BBB-/Baa3 or lower or no         .2250%
              rating

__________________

* In the case of "split" ratings (i.e., if the ratings of each such rating agency differ by one or more categories, including numerical modifiers and (+) and (-) as categories), the facility fee will be based upon the higher of the two ratings.

            (ii) Such facility fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Such facility fees shall be paid quarterly in arrears on each March 31, June 30, September 30 and December 31 and on the Final Maturity Date. From the effective date of any termination or reduction of Commitments, such facility fees shall cease to accrue or be correspondingly reduced. If the Commitments are terminated in their entirety or reduced, facility fees accrued on the total Commitments, or accrued on the aggregate amount of the reduction of the Commitments (in the case of such a reduction), shall be payable on the effective date of such termination or reduction.

            (iii) Upon receipt of any amount representing fees paid pursuant to this Section 2.8, the Agent shall pay such amount to the Banks based on their respective Pro Rata Shares.

            B. Administrative Fees. The Company agrees to pay to the Agent an annual fee (the "Administrative Fee") in an amount equal to the amount previously agreed to in writing by the Company and the Agent. Such Administrative Fee shall be payable quarterly in advance commencing on the first quarterly anniversary of the date of this Agreement and on each successive quarterly anniversary of such date, so long as any Loan or Commitment is outstanding on such date.

            C. Time of Payment. The Company shall make payment of each Bank's facility fee and of the Agent's Administrative
Fee hereunder, not later than Noon (New York City time) on the date when due in freely transferable U.S. Dollars and in immediately available funds, to the Agent at its Payment
Office.

      2.9  Reductions in Commitments;
            Repayments and Payments___

            A. Reductions of Total Commitment. After the Effective Date, the Company shall have the right, upon at least three Business Days' prior irrevocable written notice to the Agent, who will promptly notify the Banks thereof, by telephone confirmed in writing, without premium or penalty, to reduce or terminate the Total Commitment, in whole at any time or in part from time to time, in minimum aggregate amounts of $10,000,000 (unless the Total Commitment at such time is less than $10,000,000, in which case, in an amount equal to the Total Commitment at such time) and, if such reduction is greater than $10,000,000, in integral multiples of $5,000,000 in excess of such amount, provided that (a) any such reduction of the Total Commitment shall apply to the Commitment of each Bank in accordance with its Pro Rata Share of the aggregate of such reduction and (b) any such reduction in the Total Commitment shall be permanent.


            B. Voluntary Repayments. (i) The applicable Borrower shall have the right to repay any Base Rate Loan in whole at any time or in part from time to time, and any Eurodollar Rate Loan on the last day of the Interest Period with respect thereto, without premium or penalty in an aggregate minimum amount of $10,000,000 and integral multiples of $5,000,000 in excess of that amount or, if less, the outstanding principal amount of such Loan; provided that no Loan, either in whole or in part, may be repaid on the Borrowing Date of such Loan. The applicable Borrower shall give notice (by telex or telecopier, or by telephone (confirmed in writing promptly thereafter)) (which shall be irrevocable) to the Agent and each Bank of each proposed repayment hereunder, (x) with respect to Base Rate Loans, not later than 10:30 A.M. on the day of the proposed repayment and (y) with respect to Eurodollar Rate Loans, at least three Business Days prior to the day of the proposed repayment, and in each case shall specify the proposed repayment date (which shall be a Business Day), the aggregate principal amount of the proposed repayment and what Types of Loans are to be repaid and the Borrowing(s) pursuant to which made.

            (ii) If there exists an Event of Default or a Potential Event of Default and any Syndicated Loans are outstanding, no Borrower may prepay all or any portion of the principal amount of any Competitive Bid Loan prior to the maturity thereof.

            C. Mandatory Repayments. (i) Upon any partial or total reduction of a Bank's Commitment, each Borrower shall simultaneously therewith repay such Bank's Syndicated Loans in a principal amount equal to the amount, if any, by which the aggregate principal amount of such Bank's Syndicated Loans outstanding exceeds such Bank's Commitment as so reduced.

          (ii) Each Borrower shall repay to the relevant Bank (which shall promptly furnish notice thereof to the Agent) the unpaid principal amount of each Competitive Bid Loan made by such Bank hereunder on the maturity date with respect thereto and shall repay to the Agent the unpaid principal amount of each Syndicated Loan on the Final Maturity Date, in each case, together with all accrued and unpaid interest thereon. Upon obtaining knowledge of an Event of Default, a Potential Event of Default, or any other default with respect to a Competitive Bid Loan, the Bank which made such Competitive Bid Loan shall notify the Agent thereof.

            D. Method and Place of Payment. Except as otherwise specifically provided herein, all payments to be made by the applicable Borrower on account of principal and interest on each Loan shall be made without setoff or counterclaim and shall be made, in the case of a Syndicated Loan, to the Agent for the ratable account of each Bank, and, in the case of a Competitive Bid Loan, to the relevant Bank, in each case not later than Noon (New York City time) on the date when due and shall be made in freely transferable U.S. Dollars in immediately available funds at the Agent's or such Bank's Payment Office, respectively. Whenever any payment with respect to any Loan shall be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension; provided, however, that with respect to Eurodollar Rate Loans, if the next succeeding Business Day falls in another calendar month, such payments shall be made on the next preceding Business Day. The Agent shall remit to each Bank its Pro Rata Share of all such payments received in collected funds by the Agent for the account of such Bank in respect of which such payment is made. Such payments shall be made at the Payment Office of the Agent. Upon receipt of any principal payment with respect to a Competitive Bid Loan, the receiving Bank shall promptly (and in any event within one Business Day thereof) notify the Agent with respect thereto.

            E.  Net Payments.  (i)  All payments by the
applicable Borrower or the Company under this Agreement and/or the Notes shall be made without setoff or counterclaim and (unless, in the case of Competitive Bid Loans only, otherwise agreed to between the Borrower and the Bank making any such Competitive Bid Loan), in such amounts as may be necessary in order that all such payments (after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any Governmental Authority, other than any tax on or measured by the net income of a Bank pursuant to the income tax laws of the United States or of the jurisdictions where such Bank's principal or lending offices are located (collectively, "Taxes")) shall not be less than the amounts otherwise specified to be paid under this Agreement and/or the Notes. If the applicable Borrower or the Company is required by law to make any deduction or withholding from any payment due hereunder, then the amount payable will be increased to such amount which, after deduction from such increased amount of all amounts required to be deducted or withheld therefrom, will not be less than the amount otherwise due and payable. Without prejudice to the foregoing, if any Bank or the Agent is required to make any payment on account of taxes, the Company will, upon notification by the Bank or the Agent promptly indemnify such person against such Taxes, together with any interest, penalties and expenses payable or incurred in connection therewith. The Company shall also reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income of such Bank pursuant to the laws of the United States of America, any State or political subdivision thereof, or the jurisdiction in which the principal office or lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction as such Bank shall determine are payable by such Bank in respect of Taxes paid to or on behalf of such Bank pursuant to Section 2. For purposes of this Section, the term "Taxes" includes interest, penalties and expenses payable or incurred in connection therewith. A certificate as to any additional amounts payable to a Bank under this Section 2.9E submitted to the Company by such Bank shall, absent manifest error, be final, conclusive and binding for all purposes upon all parties hereto. With respect to each deduction or withholding for or on account of any Taxes, the Company shall promptly furnish to each Bank such certificates, receipts and other documents as may be required (in the judgment of such Bank) to establish any tax credit to which such Bank may be entitled.

         (ii) Each Bank shall supply to the Company, within a reasonable period after the date of execution of this Agreement, executed copies of Internal Revenue Service Form 4224 or Form 1001 (which indicates that the respective Bank is entitled to receive interest exempt from United States withholding tax) or any successor Forms, and shall update such Forms as necessary in order to retain their effectiveness, to the extent each such Bank is legally entitled to execute and deliver either of such Forms.

        (iii) With respect to any Taxes which are paid by any Borrower in accordance with the provisions of this Section 2.09E, each Bank receiving the benefits of such payments of Taxes hereby agrees to pay to such Borrower any amounts refunded to such Bank which such Bank determines in its sole discretion to be a refund in respect of such Taxes.

            F. Order of Payment. Subject to the last sentence of this Section 2.9F, all payments made by the applicable Borrower to the Agent (other than payments to the Agent in its capacity as a Bank which has made Competitive Bid Loans to such Borrower and or in connection with any fee or indemnification payments not specifically designated under the terms of this Agreement as being for the benefit of the Banks) shall be applied by the Agent, on behalf of each Bank based on its Pro Rata Share, (a) first, to the payment of expenses referred to in Section 10.2 hereof, (b) second, to the payment of the fees referred to in Section 2.8 hereof, (c) third, to the payment of accrued and unpaid interest on such Bank's Base Rate Loans until all such accrued interest has been paid, (d) fourth, to the payment of accrued and unpaid interest on such Bank's

Eurodollar Rate Loans until all such accrued interest has been paid, (e) fifth, to the payment of the unpaid principal amount of such Bank's Base Rate Loans, and (f) sixth, to the payment of the unpaid principal amount of such Bank's Eurodollar Rate Loans. Notwithstanding the foregoing, upon the occurrence and during the continuance of a Potential Event of Default or an Event of Default, all payments made by the applicable Borrower with respect to Loans shall be made to the Agent and after being applied in accordance with clauses (a) and (b) of this
Section 2.9F, shall be paid to the Banks pro rata based upon the aggregate principal amount of Loans outstanding made by each Bank, and the payments allocable to Syndicated Loans shall then be applied in accordance with clauses (c), (d), (e) and
(f) of this Section 2.9F.

      2.10  Use of Proceeds

            The proceeds of the Loans made by the Banks to the Borrowers may be used for acquisitions, repurchases of capital stock of the Company, the funding of dividends payable to shareholders of the Company and for general corporate purposes of the Borrowers.

      2.11  Special Provisions Governing Eurodollar
             Rate Loans and/or Competitive Bid Loans

            Notwithstanding any other provisions of this Agreement, the following provisions shall govern with respect to Eurodollar Rate Loans and Competitive Bid Loans as to the matters covered, unless, in the case of Competitive Bid Loans, otherwise agreed to between the Borrower and the Bank making any such Competitive Bid Loan:

            A. Determination of Interest Rate. As soon as practicable after 10:00 a.m. (New York City time) on an Interest Rate Determination Date, the Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate which shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower requesting such Eurodollar Loan and to each Bank.

            B. Substituted Rate of Borrowing. In the event that on any Interest Rate Determination Date any Bank
      (including the Agent) shall have determined (which determination shall be final and conclusive and binding upon all parties but, with respect to the following clauses (i) and (ii)(b), shall be made only after consultation with the Company and the Agent) that:

                (i) by reason of any changes arising after the date of this Agreement affecting the Eurodollar market or affecting the position of that Bank in such market, adequate and fair means do not exist for ascertaining the applicable interest rate by reference to the Eurodollar Rate with respect to the Eurodollar Rate Loans as to which an interest rate determination is then being made; or

               (ii) by reason of (a) any change (including any changes proposed or published prior to the date hereof) after the date hereof in any applicable law or any governmental rule, regulation or order (or any interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation or order (including any thereof proposed or published, prior to the date hereof)) or (b) other circumstances affecting that Bank or the Eurodollar market or the position of that Bank in such market (such as, for example, but not limited to, official reserve requirements required by Regulation D to the extent not given effect in the Eurodollar Rate), the Adjusted Eurodollar Rate shall not represent the effective pricing to that Bank for Dollar deposits of comparable amounts for the relevant period;

      then, and in any such event, that Bank shall be an Affected Bank and it shall promptly (and in any event as soon as possible after being notified of a Borrowing) give notice (by telephone confirmed in writing) to the applicable Borrower and the Agent (which notice the Agent shall promptly transmit to each other Bank) of such determination. Thereafter, such Borrower shall pay to the Affected Bank with respect to such Eurodollar Rate Loans, upon written demand therefor, but only if such demand is made within 60 days of the end of the fiscal quarter in which such Interest Rate Determination Date falls, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as the Affected Bank in its sole discretion shall reasonably determine) as shall be required to cause the Affected Bank to receive interest with respect to such Affected Bank's Eurodollar Rate Loans for the Interest Period following that Interest Rate Determination Date (such Interest Period being an "Affected Interest Period") at a rate per annum equal to the Applicable Margin in excess of the effective pricing to the Affected Bank for

      Dollar deposits to make or maintain Eurodollar Rate Loans. A certificate as to additional amounts owed the Affected Bank, showing in reasonable detail the basis for the calculation thereof, submitted in good faith to the applicable Borrower and the Agent by the Affected Bank shall, absent manifest error, be final, conclusive and binding for all purposes.

            C. Required Termination and Prepayment. In the event that on any date any Bank shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties) that the making or continuation of its Eurodollar Rate Loans (i) has become unlawful by, or would be inconsistent with, compliance by that Bank in good faith with any law, governmental rule, regulation or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), or (ii) has become impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the Eurodollar market, then, and in any such event, that Bank shall be an Affected Bank and it shall promptly give notice (by telephone confirmed in writing) to the applicable Borrower and the Agent (which notice the Agent shall promptly transmit to each Bank) of that determination. Subject to the prior withdrawal of a Notice of Syndicated Borrowing or prepayment of the Eurodollar Rate Loans of the Affected Bank as contemplated by the following Section 2.11D hereof, the obligation of the Affected Bank to make Eurodollar Rate Loans during any such period shall be terminated at the earlier of the termination of the Interest Period then in effect or when required by law and the applicable Borrower shall no later than the termination of the Interest Period in effect at the time any such determination pursuant to this Section 2.11C is made or earlier, when required by law, repay Eurodollar Rate Loans of the Affected Bank together with all interest accrued thereon.

            D. Options of the Borrowers. In lieu of paying an Affected Bank such additional moneys as are required by
      Section 2.11B, 2.11I or 2.12 hereof or the prepayment of an Affected Bank required by Section 2.11C hereof, but in no event in derogation of Section 2.11E hereof, any Borrower may exercise any one of the following options:

                 (i) If the determination by an Affected Bank relates only to Eurodollar Rate Loans then being requested by such Borrower pursuant to a Notice of Syndicated Borrowing or a Notice of Conver-sion/Continuation, the Borrower may by giving notice

            (by telephone confirmed in writing) to the Agent (who shall promptly give similar notice to each Bank) no later than the date immediately prior to the date on which such Eurodollar Rate Loans are to be made, withdraw as to the Affected Bank that Notice of Syndicated Borrowing or Notice of Conversion/Contin-uation, as the case may be; or

                (ii) Upon written notice to the Agent and each Bank, such Borrower may terminate the obligations of the Banks to make Loans as, and to convert Loans into, Eurodollar Rate Loans and in such event, the Borrower shall, prior to the time any payment pursuant to Section 2.11C hereof is required to be made or, if the provisions of Section 2.11B hereof are applicable, at the end of the then current Interest Period, convert all of such Eurodollar Rate Loans into Base Rate Loans; or

               (iii) Such Borrower may give notice (by telephone confirmed in writing) to the Affected Bank and the Agent (who shall promptly give similar notice to each Bank) and require the Affected Bank to make the Eurodollar Rate Loan then being requested as a Base Rate Loan or to continue to maintain its outstanding Base Rate Loan then the subject of a Notice of Conversion/Continuation as a Base Rate Loan or to convert its Eurodollar Rate Loan then outstanding that is so affected into Base Rate Loans at the end of the then current Interest Period (or at such earlier time as prepayment is otherwise required to be made pursuant to Section 2.11C hereof), that notice to pertain only to the Loans of the Affected Bank and to have no effect on the obligations of the other Banks to make or maintain Eurodollar Rate Loans or to convert Base Rate Loans into Eurodollar Rate Loans.

            E. Compensation. The Company shall compensate each Bank, upon written request by that Bank (which request shall set forth in reasonable detail the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by that Bank to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and Competitive Bid Loans and any loss (other than loss of margins) sustained by that Bank in connection with the re-employment of such funds), which that Bank may sustain with respect to any Borrower's Eurodollar Rate Loans or Competitive Bid Loans if for any reason (other than a default or error by that Bank) (i) a borrowing of any

      Eurodollar Rate Loan or Competitive Bid Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, (ii) any repayment or conversion of any of such Bank's Eurodollar Rate Loans or Competitive Bid Loans occurs on a date which is not the last day of the Interest Period applicable to that Eurodollar Rate Loan or Competitive Bid Loan (if applicable), (iii) any repayment of any such Bank's Eurodollar Rate Loans or Competitive Bid Loans is not made on any date specified in a notice of repayment given by the Borrower, or (iv) as a consequence of any other failure by the Borrower to repay such Bank's Eurodollar Rate Loans or Competitive Bid Loans when required by the terms of this Agreement.

            F. Quotation of Eurodollar Rate. Anything herein to the contrary notwithstanding, if on any Interest Rate Determination Date no Eurodollar Rate is available by reason of the failure or inability of the Reference Banks to provide offered quotations to the Agent in accordance with the definition of "Eurodollar Rate", the Agent shall give the applicable Borrowers and each Bank prompt notice thereof and the Syndicated Loans requested shall be made as Base Rate Loans.

            G. Affected Bank's Obligation to Mitigate. Each Bank agrees that, as promptly as practicable after it becomes aware of the occurrence of an event or the existence of a condition that would cause it to be an Affected Bank under Section 2.11B or 2.11C hereof, it will, to the extent not inconsistent with such Bank's internal policies, use reasonable efforts to make, fund or maintain the affected Eurodollar Rate Loans of such Bank through another lending office of such Bank if as a result thereof the additional moneys which would otherwise be required to be paid in respect of such Loans pursuant to
      Section 2.11B hereof would be materially reduced or the illegality or other adverse circumstances which would otherwise require prepayment of such Loans pursuant to
      Section 2.11C hereof would cease to exist and if, as determined by such Bank, in its sole discretion, the making, funding or maintaining of such Loans through such other lending office would not otherwise materially adversely affect such Loans or such Bank. The Company hereby agrees to pay all reasonable expenses incurred by any Bank in utilizing another lending office of such Bank pursuant to this Section 2.11G.

            H. Booking of Eurodollar Rate Loans. Any Bank may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of, any of its branch offices or the office of an Affiliate of that Bank.

            I. Increased Costs. Except as provided in Section 2.11B, if, by reason of (x) after the date hereof, the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation (whether or not proposed or published prior to the date hereof), or (y) the compliance with any guideline or request from any central bank or other Governmental Authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

                 (i) any Bank (or its applicable lending office) shall be subject to any tax, duty or other charge with respect to its Eurodollar Rate Loans or Competitive Bid Loans or its obligation to make Eurodollar Rate Loans or Competitive Bid Loans, or shall change the basis of taxation of payments to any Bank of the principal of or interest on its Eurodollar Rate Loans or Competitive Bid Loans or its obligation to make Eurodollar Rate Loans or Competitive Bid Loans (except for changes in the rate of tax on the overall net income of such Bank or its applicable lending office imposed by the jurisdiction in which such Bank's principal executive office or applicable lending office is located); or

                (ii) any reserve (including, without limitation, any imposed by the Board), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank's applicable lending office shall be imposed or deemed applicable or any other condition affecting its Eurodollar Rate Loans or Competitive Bid Loans or its obligation to make Eurodollar Rate Loans or Competitive Bid Loans shall be imposed on any Bank or its applicable lending office or the interbank Eurodollar market;

      and as a result thereof there shall be any increase in the cost to that Bank of agreeing to make or making, funding or maintaining Eurodollar Rate Loans or Competitive Bid Loans (except to the extent already included in the determination of the applicable Adjusted Eurodollar Rate or the rate on a Competitive Bid Loan), or there shall be a reduction in the amount received or receivable by that Bank or its applicable lending office, then the Borrower shall from time to time, upon written notice from and demand by that Bank (which shall be promptly furnished upon the Banks being made subject thereto) (with a copy of such notice and demand to the Agent), pay to the Agent for the account of that Bank, within five Business Days after the date specified in such notice and demand, additional amounts sufficient to indemnify that Bank against such increased cost. A certificate as to the basis for and calculation of the amount of such increased cost, submitted to the Borrower and the Agent by that Bank, shall, absent manifest error, be final, conclusive and binding for all purposes.

            J. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Bank under this Section 2.11 in respect of a Eurodollar Rate Loan shall be made as though that Bank had actually funded its Eurodollar Rate Loan through the purchase of a Eurodollar deposit, bearing interest at the Eurodollar Rate applicable to such Eurodollar Rate Loan in an amount equal to the amount of the Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit, from an offshore office of that Bank to a domestic office of that Bank in the United States of America; provided, however, that each Bank may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculations of amounts payable under this Section 2.11.

            K. Eurodollar Rate Loans and Competitive Bid Loans After Default. Unless the Required Banks shall otherwise agree, after the occurrence of and during the continuance of a Potential Event of Default or an Event of Default, the Borrowers may not elect to have a Eurodollar Rate Loan or Competitive Bid Loan be made or have any Eurodollar Rate Loan continued or have any Base Rate Loan converted into a Eurodollar Rate Loan.

            L.  Eurodollar Rate Taxes.  The Borrower agrees that:

                  (i) Promptly upon notice from any Bank to the Company, the Company will pay, prior to the date on which penalties attach thereto, all present and future income, stamp and other taxes, levies, or costs and charges whatsoever imposed, assessed, levied or collected on or in respect of any Borrower's Eurodollar Rate Loans solely as a result of the interest rate being determined by reference to the Eurodollar Rate, as the case may be, and/or the provisions of this Agreement relating to the Eurodollar Rate and/or the recording, registration, notarization or other formalization of any thereof (all such taxes, levies, costs and charges being herein collectively called "Eurodollar Rate Taxes"); provided that Eurodollar Rate Taxes shall not include taxes imposed on or measured by the overall net income of that Bank by the country under the laws of which such Bank is organized or any political subdivision or taxing authority thereof or therein, or taxes imposed on or measured by the overall income of any branch or subsidiary of that Bank (whether gross or net income) by any jurisdiction or subdivision thereof in which that branch or subsidiary is doing business. The Company shall also pay such additional amounts equal to increases in taxes payable by that Bank which increases are attributable to payments made by the Company described in the immediately preceding sentence or this sentence. Promptly after the date on which payment of any such Eurodollar Rate Tax is due pursuant to applicable law, the Company will, at the request of that Bank, furnish to that Bank evidence, in form and substance satisfactory to that Bank, that the Company has met its obligation under this
            Section 2.11L; and

                  (ii)  The Company will indemnify each Bank
            against, and reimburse each Bank on demand for, any Eurodollar Rate Taxes payable under clause (i) above, as the case may be, as determined by that Bank in its good faith discretion. That Bank shall provide the Company with appropriate receipts for any payments or reimbursements made by the Borrower pursuant to this clause (ii) of Section 2.11L.

      2.12  Capital Requirements

            If while any portion of the Total Commitment is in effect or any Loans are outstanding, any Bank determines that the adoption of any law, treaty, rule, regulation, guideline or order regarding capital adequacy or capital maintenance or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank, with any request or directive regarding capital adequacy or capital maintenance (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of increasing the amount of capital required to be maintained by such Bank (including, without limitation, with respect to any Bank's Commitment or

Competitive Bid Loans outstanding), then the Company shall from time to time, within 15 days of written notice and demand from such Bank (with a copy to the Agent), pay to the Agent, for the account of such Bank, additional amounts sufficient to compensate such Bank for the cost of such additional required capital. A certificate showing in reasonable detail the computations made in arriving at such cost, submitted to the Company and the Agent by such Bank shall, absent manifest error, be final, conclusive and binding for all purposes.

Section 3  CONDITIONS TO LOANS

      3.1  Conditions to Initial Loans

            The obligation of each Bank to make the Initial Loans is, in addition to the conditions precedent specified in
Section 3.2, subject to satisfaction of each of the following conditions:

            A. On or before the Effective Date, the Company shall have delivered to the Banks (or to the Agent with sufficient copies, originally executed where appropriate, for each Bank) each, unless otherwise noted, dated the Effective Date:

                  1.  Certified copies of its Certificate of
            Incorporation , together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation, each to be dated a recent date prior to the Effective Date;

                  2. Copies of its Bylaws, certified as of the Effective Date by its corporate secretary or an assistant secretary;

                  3.  Resolutions of its Board of Directors
            approving and authorizing the execution, delivery and performance of this Agreement and any other documents, instruments and certificates required to be executed by the Company in connection herewith and approving and authorizing the execution, delivery and payment of the Notes to be issued by the Company and the incurrence of the Loans, each certified as of the Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  4. Signature and incumbency certificates with respect to the Persons executing this Agreement and the Notes;

                  5. Executed copies of this Agreement and the Credit Agreement;

                  6. Revolving Notes executed by the Company, substantially in the form of Exhibit A-1 annexed hereto and in accordance with Section 2.4A hereof, drawn to the order of each Bank and with appropriate insertions; and

                  7.  Such other documents as the Agent may
            reasonably request.

            B. The Agent shall have received an originally executed copy of the favorable written opinion of Thomas
      D. Soutter, Esq., General Counsel of the Company, dated as of the Effective Date, substantially in the form of Exhibit B annexed hereto; the Company hereby expressly instructs such counsel to prepare such opinion and deliver it to the Banks for their benefit and such opinion shall contain a statement to that effect.

            C. The Agent shall have received an originally executed copy of the favorable written opinion of Cahill Gordon & Reindel, counsel to the Banks, dated as of the Effective Date, substantially in the form of Exhibit C annexed hereto.

            D. The Credit Agreement, dated as of October 30, 1987, as amended (the "1987 Credit Agreement"), among the Borrower, the Lenders listed therein and BT Co, as administrative agent, and all commitments to lend thereunder shall have been terminated and discharged in full (other than the competitive bid loans continued under the Credit Agreement) and the notes issued by the Borrower thereunder shall have been returned by such lenders to the Borrower, marked "Cancelled."

      3.2  Conditions to All Loans

            The obligation of each Bank to make any Loans pursuant to a Notice of Borrowing is subject to prior or concurrent satisfaction or waiver by the Required Banks in the case of Syndicated Loans, and the Bank making the relevant Loan in the case of Competitive Bid Loans, of the following further conditions precedent:

            A. With respect to any such Loan, the Agent shall have received, (i) before the Funding Date thereof, an originally executed Notice of Borrowing signed by any of the chief executive officer, the chief financial officer, the treasurer or any assistant treasurer of the Company

      (the furnishing by the Company of each such Notice of Borrowing shall be deemed to constitute a representation and warranty of the Company that each of the conditions set forth in Section 3.2B hereof (and, in the case of a Notice of Competitive Bid Borrowing, Section 3.3 hereof) will be satisfied on the related Funding Date).

            B.  As of the Funding Date of such Loan:

                  1.  With respect to such Loan the
            representations and warranties contained herein shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except that the representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under this Agreement, and except that the representations and warranties set forth in Sections
            4.4 and 4.5 shall not apply to Competitive Bid Loans which do not increase the aggregate principal amount of such Competitive Bid Loans then outstanding with Banks making the same;

                  2.  No event shall have occurred and be
            continuing or would result from the consummation of the Loans on such Funding Date and the use of the proceeds thereof which would constitute (a) an Event of Default or (b) a Potential Event of Default;

                  3. Each Borrower shall have performed in all material respects all agreements and satisfied in all material respects all conditions which this Agreement provides shall be performed by it on or before such Funding Date;

                  4. No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain that Bank from making that Loan;
            and

                  5. The making of the Loans requested on such Funding Date shall not violate Regulation G, Regula-tion T, Regulation U or Regulation X of the Board or any other regulation of the Board or the Exchange Act.

      3.3  Conditions to All Competitive Bid Loans

            A. Each Borrower shall, upon the request of the applicable Bank pursuant to Section 2.4B hereof, on or before the Funding Date of any Competitive Bid Loan, deliver to the Bank making such Competitive Bid Loan, the Competitive Bid Note executed by such Borrower in accordance with Section 2.14B, substantially in the form of Exhibit A-2 annexed hereto, drawn to the order of such Bank with appropriate insertions.

            B.  The obligation of each Bank to make any
Competitive Bid Loan is subject to concurrent satisfaction of the further condition precedent that on the date any Competitive Bid Loan is made there shall be outstanding a publicly held issue of unsecured Indebtedness of the Company described in clause (i) of the definition of Indebtedness which ranks pari passu with the Indebtedness represented by the Notes and which is classified as long-term indebtedness in accordance with generally accepted accounting principles then applied by the Company and rated greater than or equal to BBB- by Standard & Poor's Corporation or any successor equivalent rating and greater than or equal to Baa3 by Moody's Investors Service, Inc. or any successor equivalent rating.

      3.4  Conditions to Loans to Subsidiary Borrowers

            A. Concurrently with or before the designation by the Company of any of its Subsidiaries as a Subsidiary Borrower, the Company shall deliver, or cause to be delivered, to the Banks (or to the Agent for the Banks with sufficient originally executed copies, where appropriate, for each Bank) with respect to such Subsidiary Borrower, each, unless otherwise noted, dated the Designation Date:

            1. Certified copies of such Subsidiary Borrower's Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of incorporation of such Subsidiary Borrower, each to be dated a recent date prior to the Designation Date;

            2. Copies of such Subsidiary Borrower's Bylaws, certified as of the Designation Date by its corporate secretary or an assistant secretary;

            3. Resolutions of such Subsidiary Borrower's Board of Directors approving and authorizing the execution, delivery and performance of this Agreement and any other documents, instruments and certificates to be executed by such Subsidiary Borrower in connection herewith or therewith and approving and authorizing the execution, delivery and payment of the Notes to be issued by such

      Subsidiary Borrower and the incurrence of Loans by such Subsidiary Borrower, each, certified as of the Designation Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

            4. Signature and incumbency certificates of its officers executing a Loan Assumption Agreement substantially in the form of Exhibit G hereto and the Notes issued by it;

            5. Revolving Notes executed by it substantially in the form of Exhibit A-1 annexed hereto and in accordance with Section 2.4, drawn to the order of each Bank and with appropriate insertions, with such changes as are acceptable to the Agent to reflect that such Revolving Notes are obligations of such Subsidiary Borrower, rather than of the Company; and

            6. Such other documents as the Agent may reasonably request.

            B. The Agent shall have received an originally executed copy of the favorable written opinion of Thomas D. Soutter, Esq., General Counsel of the Company, dated as of the Designation Date, relating to such Subsidiary Borrower, substantially in the form of Exhibit B annexed hereto, with such changes as are acceptable to the Agent to reflect that such opinion relates to such Subsidiary Borrower rather than to the Company; the Company hereby expressly instructs such counsel to prepare such opinion and deliver it to the Banks for their benefit and such opinion shall contain a statement to that effect.

Section 4  REPRESENTATIONS AND WARRANTIES

            In order to induce the Banks to enter into this Agreement and to make the Loans, the Company and each Borrower (as to itself only) represents and warrants to each Bank that the following statements are true, correct and complete:

      4.1  Organization, Powers and Good Standing

            A. Organization and Powers. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each Borrower has all requisite corporate power and authority
(i) to own and operate its properties and to carry on its business as now conducted and proposed to be conducted, except where the lack of corporate power and authority would not have a Material Adverse Effect and (ii) to enter into this Agreement and to carry out the transactions contemplated hereby, and to issue the Notes.

            B. Good Standing. Each Borrower is in good standing wherever necessary to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing would not have a Material Adverse Effect.

      4.2  Authorization of Borrowing, etc.

            A. Authorization of Borrowing. The execution, delivery and performance of this Agreement, and the issuance, delivery and payment of the Notes and the borrowing of the Loans have been duly authorized by all necessary corporate action by each Borrower.

            B. No Conflict. The execution, delivery and performance by each Borrower of this Agreement and the issuance, delivery and performance of the Notes by each Borrower, and the borrowing of the Loans do not and will not
(i) violate any provision of law applicable to the Company or any of its Subsidiaries, (ii) violate the Certificate of Incorporation or Bylaws of the Company or any of its Subsidiaries, (iii) violate any order, judgment or decree of any court or other Governmental Authority binding on the Company or any of its Subsidiaries, (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or any of its Subsidiaries, or (v) result in or require the creation or imposition of any material Lien upon any of the material properties or assets of the Company or any of its Subsidiaries or require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Company or any of its Subsidiaries other than such approvals and consents which have been or will be obtained on or before the Effective Date.

            C. Governmental Consents. The execution, delivery and performance by each Borrower of this Agreement and the issuance, delivery and performance by each Borrower of the Notes will not require on the part of such Borrower any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority other than any such registration, consent, approval, notice or other action which has been duly made, given or taken.

            D. Binding Obligation. This Agreement is and each of the Notes when executed and delivered and each Loan when made will be a legally valid and binding obligation of the Company and/or the applicable Borrower, as the case may be, enforceable against the Company and/or the applicable Borrower, as the case may be, in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

      4.3  Financial Condition

            The Company has delivered to the Banks the following materials: (i) audited consolidated financial statements of the Company and its subsidiaries for the year ended January 2, 1993 as set forth in the 1992 Annual Report to Shareholders of the Company and (ii) unaudited consolidated financial statements of the Company and its subsidiaries for the fiscal quarters ended April 3, 1993 and July 3, 1993 as set forth in the Quarterly Report of the Borrower on Form 10-Q for each such fiscal quarter (collectively, the "Financial Statements"). All such Financial Statements were prepared in accordance with generally accepted accounting principles except for the preparation of footnote disclosures for the unaudited statements. All such Financial Statements fairly present the consolidated financial position of the Company and its subsidiaries as at the respective dates thereof and the consolidated statements of income and cash flows of the Company and its Subsidiaries for each of the periods covered thereby, subject, in the case of any unaudited interim financial statements, to changes resulting from normal year-end adjustments.

      4.4  No Adverse Material Change

            Since January 2, 1993, there has been no change in the business, operations, properties, assets or condition
(financial or otherwise) of the Company or any of its Subsidiaries, which has been, either in any case or in the aggregate, materially adverse to the Company and its Subsidiaries, taken as a whole.

      4.5  Litigation

            Except as disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 1993 and in the Financial Statements delivered to the Banks pursuant to
Section 4.3 hereof, there is no action, suit, proceeding, governmental investigation (including, without limitation, any of the foregoing relating to laws, rules and regulations relating to the protection of the environment, health and safety) of which the Company has knowledge or arbitration (whether or not purportedly on behalf of the Company or any of its Subsidiaries) at law or in equity or before or by any Governmental Authority, domestic or foreign, pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries which is probable of being successful and which would have a Material Adverse Effect.

      4.6  Payment of Taxes

            Except to the extent permitted by Section 5.3, all taxes, assessments, fees and other governmental charges upon the Company and each of its Subsidiaries and upon their respective properties, assets, income and franchises which are material to the Company and its Subsidiaries, taken as a whole, and were due and payable, have been paid.

      4.7  Governmental Regulation

            Neither the Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935 or to any federal or state statute or regulation limiting its ability to incur Indebtedness for money borrowed as contemplated by this Agreement.

      4.8  Securities Activities

            Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

      4.9  ERISA Compliance

            A. The Company and its Subsidiaries and each of their respective ERISA Affiliates are in compliance in all material respects with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Pension Plans and all Multiemployer Plans.

            B.  No Termination Event has occurred or is
reasonably expected to occur with respect to any Pension Plan, as the case may be, which has resulted or would result in any material liability to the PBGC (or any successor thereto) or to any other Person under Section 4062, 4063, or 4064 of ERISA.

            C.  Neither the Company nor any of its ERISA
Affiliates has incurred or reasonably expects to incur any withdrawal liability under Part E of Title IV of ERISA to any Multiemployer Plan individually or in the aggregate in excess of $50,000,000.

            D. The sum of the amount of unfunded benefit liabilities under all Pension Plans (excluding each Pension

Plan with an amount of unfunded benefit liabilities of zero or less) is not more than $100,000,000.

            E.  Neither the Company nor any of its ERISA
Affiliates has incurred any accumulated funding deficiency
(whether or not waived) with respect to any Pension Plan individually or in the aggregate in excess of $2,000,000.

            F.  Neither the Company nor any of its ERISA
Affiliates has or reasonably expects to become subject to a lien in favor of any Pension Plan under Section 302(f) of ERISA individually or in the aggregate in excess of $1,000,000.

            G.  Neither the Company nor any of its ERISA
Affiliates has or reasonably expects to become subject to a requirement to provide security to any Pension Plan under
Section 307 of ERISA individually or in the aggregate in excess of $10,000,000.

            As used in this subsection 4.9, the term "amount of unfunded benefit liabilities" has the meaning specified in
Section 4001(a)(18) of ERISA, and the term "accumulated funding deficiency" has the meaning specified in Section 302 of ERISA and Section 412 of the Code.

      4.10  Certain Fees

            No broker's or finder's fee or commission will be payable by the Company with respect to the offer, issuance and sale of any Note or the borrowing of any Loan comprising a Syndicated Loan or Competitive Bid Loan or the execution, delivery and performance of this Agreement.

Section 5  AFFIRMATIVE COVENANTS

            The Company covenants and agrees that, so long as any of the Commitments hereunder shall be in effect and until payment in full of all Loans and Notes unless Required Banks shall otherwise give prior written consent, it shall perform all covenants in this Section 5:

      5.1  Financial Statements and Other Reports

            The Company will maintain, and cause each of its subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles in effect from time to time. The Company will deliver to the Banks (except to the extent otherwise expressly provided below in subsection 5.1B(ii)):

            A. (i) as soon as practicable and in any event within 45 days after the end of each fiscal quarter ending after the Effective Date in the Company's fiscal year the consolidated balance sheet of the Company and its consolidated subsidiaries as at the end of such period, and the related consolidated statements of income and cash flows of the Company and its consolidated subsidiaries in each case certified by the chief financial officer or controller of the Company that they fairly present the financial condition of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations and changes in their cash flows, subject to changes resulting from audit and normal year-end adjustments, based on their respective normal accounting procedures applied on a consistent basis (except as noted therein);

                  (ii) as soon as practicable and in any event within 90 days after the end of each fiscal year the consolidated balance sheet of the Company and its consolidated subsidiaries as at the end of such year and the related consolidated statements of income and cash flows of the Company and its consolidated subsidiaries for such fiscal year, accompanied by a report thereon of independent certified public accountants of recognized national standing selected by the Company which report shall be unqualified as to going concern and scope of audit and shall state that such consolidated financial statements present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations and changes in their cash flows for the periods indicated in conformity with generally accepted accounting principles applied on a basis consistent with prior years (except as noted in such report) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

            B. (i) together with each delivery of financial statements of the Company and its consolidated subsidiaries pursuant to subdivision A(i) and A(ii) above,
      (a) an Officer's Certificate of the Company stating that the signer has reviewed the terms of this Agreement and has made, or caused to be made under such signer's supervision, a review in reasonable detail of the transactions and condition of the Company and its consolidated subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of the Officers' Certificate, of any condition or event which constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance (as determined in accordance with GAAP during and at the end of such accounting periods) with the restrictions contained in Section 6.3 and, in addition, a written statement of the chief accounting officer, chief financial officer, any vice president or the treasurer or any assistant treasurer of the Company describing in reasonable detail the differences between the financial information contained in such financial statements and the information contained in the Compliance Certificate relating to the Company's compliance with Section 6.3 hereof;

           (ii) promptly upon their becoming available but only to the extent requested by a Bank, copies of all publicly available financial statements, reports, notices and proxy statements sent or made available generally by the Company to its security holders or by any Subsidiary of the Company to its security holders other than the Company or another Subsidiary, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning material developments in the business of the Company and its Subsidiaries;

          (iii) promptly upon the chairman of the board, the chief executive officer, the president, the chief accounting officer, the chief financial officer, the treasurer or the general counsel of the Company obtaining knowledge (a) of any condition or event which constitutes an Event of Default or Potential Event of Default, (b) that any Person has given any notice to the Company or any Subsidiary of the Company or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 7.2, or (c) of a material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, an Officer's Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed default, Event of Default, Potential Event of Default, event or condition, and what action the Borrower has taken, is taking and proposes to take with respect thereto; and

           (iv)  with reasonable promptness, such other
      information and data with respect to the Company or any of its subsidiaries as from time to time may be reasonably requested by any Bank.

      5.2  Corporate Existence

            Except as permitted by Section 6.1, the Company will at all times preserve and keep in full force and effect its corporate existence and rights and franchises material to the business of the Company and its Subsidiaries, taken as a whole.

      5.3  Payment of Taxes

            The Company will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income or property when due which are material to the Company and its Subsidiaries, taken as a whole, provided that no such amount need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with generally accepted accounting principles shall have been made therefor.

      5.4  Maintenance of Properties; Insurance

            The Company will maintain or cause to be maintained in good repair, working order and condition all material properties used or useful in the business of the Company and its Subsidiaries and from time to time will make or cause to be made all appropriate material repairs and renewals thereto and replacements thereof. The Company will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its material properties and business and the material properties and business of its Subsidiaries against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations and to the extent reasonably prudent may self-insure.

      5.5  Inspection

            The Company shall permit any authorized
representatives designated by any Bank to visit and inspect any of the properties of the Company or any of its Subsidiaries, including its and their financial and accounting records, and, to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested; provided that any confidential information so obtained by any Bank shall remain confidential except where disclosure is mandated by applicable laws or such information otherwise becomes public other than by a breach by such Bank of this Section 5.5; provided further that this Section shall not prohibit any Bank from disclosing to the Agent (or the Agent to any Bank) any Event of Default or Potential Event of Default.

      5.6  Compliance with Laws

            The Company and its Subsidiaries shall exercise all due diligence in order to comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including, without limitation, laws, rules and regulations relating to the disposal of hazardous wastes and asbestos in the environment), noncompliance with which would have a Material Adverse Effect.

Section 6  NEGATIVE COVENANTS

            The Company covenants and agrees that, so long as any of the Commitments shall be in effect and until payment in full of all of the Loans and the Notes, unless the Required Banks shall otherwise give prior written consent, it will perform all covenants in this Section 6:

      6.1  Merger

            The Company may not consolidate with, merge with or into or sell, lease or otherwise transfer all or substantially all of its assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions) to any Person unless:

            (i) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company are sold, leased or transferred shall be a solvent corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by an agreement, executed and delivered to the Banks, in form and substance reasonably satisfactory to the Required Banks, all of the obligations of the Company under this Agreement, the Notes and the Competitive Bid Loans;

           (ii) immediately before and immediately after giving effect to such transaction, no Event of Default and no Potential Event of Default shall have occurred and be continuing (with the interest coverage ratio required by Section 6.3B being calculated on a pro forma basis for the four fiscal quarters of the Company and such Person ending immediately prior to the date of such consolidation, merger, sale, lease or transfer); and

          (iii) the Company shall deliver the Banks an Officer's Certificate (attaching the arithmetic computations to demonstrate compliance with Section 6.3) and an opinion of counsel, each stating that such consolidation, merger, sale, lease or transfer and such agreement comply with this Section 6.1 and that all conditions precedent herein provided for relating to such transaction have been complied with.

      6.2  Liens

            The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) (other than Margin Stock) of the Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except:

            (i)  Liens in existence on the date hereof;

           (ii)  Permitted Encumbrances;

          (iii)  Liens on accounts receivable sold with recourse;

           (iv)  Liens incurred in connection with the
      acquisition of equipment by the Company or any of its Subsidiaries for a cost less than $2,000,000 in any case, provided that the principal amount of the indebtedness so secured shall not exceed in any case 100% of the cost to the Company or such Subsidiary of the equipment acquired and provided, further, that each such Lien shall cover only the equipment acquired and the proceeds thereof, substitutions therefor and replacements thereof; and

            (v)  Liens (other than Liens permitted by clauses
      (i)-(iv) above) securing obligations of the Company and its Subsidiaries (including Indebtedness) not in excess of an amount equal to 5% of the consolidated total assets of the Company and its Subsidiaries, all as determined in accordance with GAAP on a consolidated basis for the Company and its Subsidiaries.

            Nothing in this Section 6.2 shall prohibit the sale, assignment, transfer, conveyance or other disposition of any Margin Stock owned by the Company or any of its Subsidiaries at its fair value, or the creation, incurrence, assumption or existence of any Lien on or with respect to any Margin Stock.

      6.3  Financial Covenants

            A.  Minimum Consolidated Net Worth.

            The Company will not permit its Consolidated Net Worth (less the Textron Affiliate Amount) at any time during any fiscal quarter (each a "Measurement Quarter") ending on and after July 3, 1993 to be less than the sum of
(x) $2,000,000,000, plus (y) an amount equal to 40% of the Consolidated Net Income of the Company for each fiscal quarter of the Company in which the Company had a Consolidated Net Income for such fiscal quarter in excess of $0 and which such fiscal quarter commenced on or after July 3, 1993 and ended on or prior to the first day of such Measurement Quarter plus (z) 100% of the proceeds of any equity issuances by the Company (excluding issuances as a result of the exercise of employee stock options) on and after the date of this Agreement.

            B.  Interest Coverage Ratio.

            The Company shall not permit the ratio of
(i) Consolidated EBITDA to (ii) Consolidated Interest Expense at any date to be less than 1.5 to 1.0 calculated at the end of each fiscal quarter of the Company by reference to the four fiscal quarter periods ending on such date of calculation.

      6.4  Existing Subordinated Debt

            The Company will not amend or otherwise change the terms of any Existing Subordinated Debt except as specifically permitted hereby, or make, directly or indirectly, any payment consistent with an amendment or change thereto, if the effect of such amendment or change is to increase the interest rate on such Debt, change the dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect to such Debt, grant any security interest in favor of such Existing

Subordinated Debt, change the redemption provisions thereof, change the subordination provisions thereof, cause the Existing Subordinated Debt to be guaranteed by any Person or which, together with all other amendments or changes made, increase materially the obligations of the obligor or confer additional rights on the holder of such Debt which would be adverse to the Company or the Banks.

      6.5  Use of Proceeds

            Notwithstanding any provisions of this Agreement to the contrary, no portion of the proceeds of any borrowing under this Agreement shall be used by the Company in any manner which would cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T, or Regulation X of the Board or any other regulation of the Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

Section 7  EVENTS OF DEFAULT

            If any of the following conditions or events ("Events of Default") shall occur and be continuing:

      7.1  Failure To Make Payments When Due

            Failure to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of prepayment or otherwise; or failure to pay any interest on any Loan or any other amount due under this Agreement when due and such default shall continue for 5 days; or

      7.2  Default in Other Agreements

            (i)  Failure of the Company or any of its
Subsidiaries to pay when due any principal or interest on any Indebtedness (other than Indebtedness referred to in Section 7.1) in an individual principal amount of $20,000,000 or more or items of Indebtedness with an aggregate principal amount of $20,000,000 or more beyond the end of any period prior to which the obligee thereunder is prohibited from accelerating payment thereunder or any grace period after the maturity thereof, or (ii) breach or default of the Company or any of its Subsidiaries (other than a default arising under any restrictive provision relating to any sale, pledge or other disposition of Margin Stock contained in a lending agreement to which any Bank or Affiliate thereof is a party) with respect to any other term of (y) any evidence of any Indebtedness in an individual principal amount of $20,000,000 or more or items of Indebtedness with an aggregate principal amount of $20,000,000 or more; or (z) any loan agreement, mortgage, indenture or other agreement relating thereto, if such failure, default or breach shall continue for more than the period of grace, if any, specified therein and shall not at the time of acceleration hereunder be cured or waived; or

      7.3  Breach of Certain Covenants

            Failure of any Borrower to perform or comply with any term or condition contained in Section 5.2, 6.1, 6.3, 6.4 or
6.5 of this Agreement; or

      7.4  Breach of Warranty

            Any representation or warranty made by any Borrower in this Agreement or in any statement or certificate at any time given by such Person in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

      7.5  Other Defaults Under Agreement

            Any Borrower shall default in the performance of or compliance with any term contained in this Agreement other than those referred to above in Section 7.1, 7.3 or 7.4 and such default shall not have been remedied or waived within 30 days after receipt of notice from the Agent or any Bank of such default; or

      7.6  Involuntary Bankruptcy; Appointment of Receiver, etc.

            (A) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any of its Restricted Subsidiaries or any Subsidiary Borrower in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (B) an involuntary case is commenced against the Company or any of its Restricted Subsidiaries or any Subsidiary Borrower under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of its Restricted Subsidiaries or any Subsidiary Borrower, or over all or a substantial part of its property, shall have been entered; or an interim receiver, trustee or other custodian of the Company or any of its Restricted Subsidiaries or any Subsidiary Borrower for all or a substantial part of the property of the

Company or any of its Restricted Subsidiaries or any Subsidiary Borrower is involuntarily appointed; or a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Company or any of its Restricted Subsidiaries or any Subsidiary Borrower, and the continuance of any such events in subpart (B) for 60 days unless dismissed, bonded or discharged; or

      7.7  Voluntary Bankruptcy; Appointment of Receiver, etc.

            The Company or any of its Restricted Subsidiaries or any Subsidiary Borrower shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Company or any of its Restricted Subsidiaries or any Subsidiary Borrower of any assignment for the benefit of creditors; or the inability or failure of the Company or any of its Restricted Subsidiaries or any Subsidiary Borrower, or the admission by the Company or any of its Restricted Subsidiaries or any Subsidiary Borrower in writing of its inability to pay its debts as such debts become due; or the Board of Directors of the Company or any Restricted Subsidiary or any Subsidiary Borrower (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing; or

      7.8  Judgments and Attachments

            Any money judgment, writ or warrant of attachment, or similar process involving individually or in the aggregate an amount in excess of $50,000,000 shall be entered or filed against the Company or any Restricted Subsidiary or any of its assets and shall remain undischarged, unvacated, unbonded or unstayed, as the case may be, for a period of 30 days or in any event later than five days prior to the date of any proposed sale thereunder; or

      7.9  Dissolution

            Any order, judgment or decree shall be entered against the Company or any of its Restricted Subsidiaries or any Subsidiary Borrower decreeing the dissolution or split up of the Company or that Restricted Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

      7.10  ERISA Title IV Liabilities

            (i) The Company or any of its ERISA Affiliates shall terminate or suffer the termination of (by action of the PBGC or any successor thereto) any Pension Plan, or shall suffer the appointment of or the institution of proceedings to appoint a trustee to administer any Pension Plan, or shall withdraw
(under Section 4063 of ERISA) from a Pension Plan, if as of the date thereof or any subsequent date the sum of the Company's and each ERISA Affiliate's liabilities to the PBGC or any other Person under Sections 4062, 4063 and 4064 of ERISA (calculated after giving effect to the tax consequences thereof) resulting from or otherwise associated with the above-described events exceeds $50,000,000; or

            (ii) The Company or any of its ERISA Affiliates shall withdraw from any Multiemployer Plan and the aggregate amount of withdrawal liability (determined pursuant to Sections 4201 et seq. of ERISA) to which the Company and its ERISA Affiliates become obligated to all Multiemployer Plans requires annual payments in excess of $5,000,000;

            THEN (i) upon the occurrence of any Event of Default described in the foregoing Sections 7.6 or 7.7, the unpaid principal amount of and accrued interest on all the Loans shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company and each Borrower and the obligation of each Bank to make any Loans hereunder shall thereupon terminate, and (ii) upon the occurrence of any other Event of Default, the Required Banks may, by written notice to the Company and each Borrower, declare the unpaid principal amount of and accrued interest on all the Loans to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Bank to make any Loan hereunder shall thereupon terminate.
Nevertheless, if at any time within 60 days after acceleration of the maturity of the Loans, each Borrower shall pay all arrears of interest and all payments on account of the principal which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement or the Notes) and all other fees and expenses then owed hereunder and all Events of Default and Potential Events of Default (other than non-payment of principal of and accrued interest on the Loans and the Notes), in each case due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 10.6, then the Required Banks by written notice to the Company may (in their sole discretion) rescind and annul the acceleration and its consequences; but such action shall not affect any subsequent Event of Default or

Potential Event of Default or impair any right consequent thereon.

Section 8  AGENT

      8.1  Appointment

            Each of the Banks hereby appoints BT Co as its Agent (the "Agent") hereunder and each Bank hereby authorizes the Agent to act hereunder and under the other instruments and agreements referred to herein as its agent hereunder and thereunder. BT Co agrees to act as such upon the express conditions contained in this Section 8. The provisions of this
Section 8 are solely for the benefit of the Agent, and neither the Company nor any other Borrower shall have any rights as a third party beneficiary of or any obligations under any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Company or any other Borrower.

      8.2  Powers; General Immunity

            A. Duties Specified. Each Bank irrevocably authorizes the Agent to take such action on such Bank's behalf and to exercise such powers hereunder and under the other instruments and agreements referred to herein as are specifically delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Agent shall have only those duties and responsibilities which are expressly specified in this Agreement and it may perform such duties by or through its agents or employees. The duties of the Agent shall be mechanical and administrative in nature; and the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or the other instruments and agreements referred to herein except as expressly set forth herein or therein.

            B. No Responsibility for Certain Matters. The Agent shall not be responsible to any Bank for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or the Notes issued hereunder or any Loan, or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to any Bank or by or on behalf of the Borrower to the Agent or any Bank, or for the accuracy of any information relating to Competitive Bid Loans (including as to amounts outstanding at any time), or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans, or of the existence or possible existence of any Event of Default or Potential Event of Default.

            C. Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees or agents shall be responsible or liable to any Bank for any action taken or omitted hereunder or under any of the other Loan Documents or in connection herewith or therewith unless caused by its or their gross negligence or willful misconduct. If the Agent shall request instructions from any Bank with respect to any act or action (including the failure to take an action) in connection with this Agreement or the Notes, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Banks. Without prejudice to the generality of the foregoing, (i) the Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for the Borrower), accountants, experts and other professional advisors selected by it; and (ii) no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or (where so instructed) refraining from acting under this Agreement, any Note or the other instruments and agreements referred to herein or therein in accordance with the instructions of the Required Banks. The Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement, any Note or the other instruments and agreements referred to herein or therein unless and until it has obtained the instructions of the Required Banks.

            D. Agent Entitled To Act as Bank. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Agent in its individual capacity as a Bank hereunder. With respect to its participation in the Loans, the Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Bank" or "Banks" or any similar term shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with the Company or any Affiliate or Subsidiary of the Company as if it were not performing the duties specified herein, and may accept fees and other consideration from the Company or any such Affiliate or Subsidiary for services in connection with this Agreement or the Notes and otherwise without having to account for the same to the Banks.

      8.3 Representations and Warranties; No Responsibility for Appraisal of Creditworthiness________________

            Each Bank represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Company and each other Borrower in connection with the making of the Loans hereunder and has made and shall continue to make its own appraisal of the creditworthiness of the Company. The Agent shall not have any duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of any Bank or to provide any Bank with any credit or other information with respect thereto whether coming into its possession before the making of any Loan or any time or times thereafter, and the Agent shall further not have any responsibility with respect to the accuracy of or the completeness of the information provided to the Banks.

      8.4  Right to Indemnity

            Each Bank severally agrees to indemnify the Agent in accordance with its Pro Rata Share to the extent the Agent shall not have been reimbursed by the Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or under the other Loan Documents or in any way relating to or arising out of this Agreement or the Notes; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's negligence or willful misconduct. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

      8.5  Payee of Note Treated as Owner

            The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange for such Note.

      8.6  Resignation by the Agent

            (a) The Agent may resign from the performance of all its functions and duties hereunder at any time by giving 30 days' prior written notice to the Company and the Banks. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

            (b) Upon any such notice of resignation, the Required Banks shall appoint a successor Agent who shall be satisfactory to the Company and shall be an incorporated bank or trust company with a combined surplus and undivided capital of at least $500 million.

            (c) If a successor Agent shall not have been so appointed within said 30 day period, the resigning Agent, with the consent of the Company, shall then appoint a successor Agent who shall serve as the Agent until such time, if any, as the Required Banks, with the consent of the Company, appoint a successor Agent as provided above.

      8.7  Successor Agent

            The Agent may resign at any time as provided in
Section 8.6 hereof. Upon any such notice of resignation, the Required Banks shall have the right, upon five days' notice to the Company and subject to Section 8.6 hereof, to appoint a successor Agent. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as the Agent under this Agreement. After any retiring Agent's resignation hereunder as the Agent the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

Section 9  GUARANTEE

      9.1  Guarantee

            The Company hereby unconditionally guarantees the due and punctual payment of all principal of and interest on, and all other amounts now or hereafter payable by any Subsidiary Borrower to any Bank or Banks or the Agent under this Agreement, any Note or any Loans (collectively, "Guaranteed Obligations") when any of the same shall become due, whether at stated maturity, by required payment, declaration, acceleration, demand or otherwise (including amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11
U.S.C.{ 362(a)), and agrees to pay any and all costs and expenses (including reasonable fees and disbursements of counsel) incurred by the Agent or the Banks in enforcing any rights under this Section 9.

            The Company agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that the Company will remain bound under this Section 9 notwithstanding any extension, renewal or other alteration of any Guaranteed Obligation.

      9.2  Obligation Not Affected by
            Certain Events

            The Company waives presentation of, demand of, and
protest of any Guaranteed Obligation and also waives notice of protest for nonpayment.  The obligations of the Company under this Section 9 shall not be affected by:

            (a) the failure of any Bank, the Agent or any other Person to assert any claim or demand or to enforce any right or remedy against any Subsidiary Borrower or any successor thereto under the provisions of this Agreement or any other agreement or otherwise;

            (b) any extension or renewal of any provision of any thereof;

            (c) any change in the time, manner or place of payment of any of the Guaranteed Obligations or any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement or any instrument or agreement executed pursuant thereto; or

            (d) the failure to perfect any security interest in, or the release of, any of the security held by any

            Bank, the Agent or other Person for any of the Guaranteed Obligations.

      9.3  Guarantee a Guarantee of Payment

            The Company further agrees that this Section 9 constitutes a guarantee of payment when due and not of collection and waives any right to require that any resort be had by any Bank or the Agent or any other Person to any security held for payment of any of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of any Bank, the Agent or any other Person in favor of any Subsidiary Borrower or any other Person.

      9.4  Obligation Not Subject to Limitation

            The obligation of the Company under this Section 9 shall not be subject to any reduction, limitation, impairment, or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations or discharge of any Subsidiary Borrower from any of the Guaranteed Obligations in a bankruptcy or similar proceeding or otherwise. Without limiting the generality of the foregoing, the obligation of the Company under this
Section 9 shall not be discharged or impaired or otherwise affected by the failure of any Bank or the Agent or any other Person to assert any claim or demand or to enforce any remedy under this Agreement or any other agreement or instrument or any other guarantee, by any waiver or modification of any thereof, by any default, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Company or which would otherwise operate as a discharge of the Company as a matter of law or equity.

            The Company further agrees that this Section 9 shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, interest on or any other amount with respect to, any Guaranteed Obligation is rescinded or must otherwise be restored by any Bank, the Agent or any other Person upon the bankruptcy or reorganization of any Subsidiary Borrower, any other Person or otherwise.

      9.5  Order of Payment

            The Company further agrees, in furtherance of the foregoing and not in limitation of any other right which any Bank, the Agent or any other Person may have at law or in equity against the Company by virtue of this Section 9, upon the failure of any Subsidiary Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether by required prepayment, acceleration or otherwise (including amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. { 362(a)), the Company will forthwith pay, or cause to be paid, in cash, to the Agent for the ratable benefit of the Banks or the Agent, as the case may be, an amount equal to the sum of the unpaid principal amount of such Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to any Subsidiary Borrower, would have accrued on such Guaranteed Obligations) and all other Guaranteed Obligations then owed to Banks and the Agent as aforesaid. All such payments shall be applied promptly, from time to time, by the Agent:

            First, to the payment of the costs and expenses of any collection, or other realization under this Section 9, including reasonable compensation to the Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Agent in connection therewith;

            Second, to the payment of accrued but unpaid interest on the Notes and the Loans comprising the Guaranteed
      Obligations;

            Third, to the payment of the Guaranteed Obligations not paid pursuant to clause Second above;

            Fourth, after payment in full of all Guaranteed Obligations, to the Company or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

      9.6  Waiver by the Company

            The Company hereby waives absolutely and irrevocably any claim which it may have against any of the Subsidiary Borrowers by reason of any payment to the Banks or the Agent or to any other Person pursuant to or in respect of the guarantee set forth in this Section 9, including any claim by way of subrogation, contribution, reimbursement, indemnity or otherwise.

Section 10  MISCELLANEOUS

      10.1  Benefit of Agreement

            A. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Company may not assign or transfer any of its interest hereunder without the prior written consent of the Banks.

            B. Any Bank may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the offices of an Affiliate of such Bank, provided that doing so shall not cause any Borrower to incur any additional costs hereunder at the time of such transfer.

            C. Any Bank may assign its rights and delegate its obligations under this Agreement and further may sell participations in all or any part of any Loan or Loans made by it or its Commitment or any other interest herein or in its Notes to another bank or other entity; provided that (i) in the case of an assignment, such Bank shall (a) give to the Company and the Agent prior notice thereof, and, in the case of any assignment, the Company shall, except as set forth in the last sentence of this Section 10.1C and in Section 10.1D, have consented thereto and (b) comply with Section 10.1F hereof and thereupon, the assignee "Purchasing Bank" shall have, to the extent of such assignment (unless otherwise provided thereby), the rights and benefits described in Section 10.1F hereof, and
(ii) in the case of a participation, except as set forth below, the participant shall not have any rights under this Agreement or any Note or any other document delivered in connection herewith (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower under Sections 2.11E and 2.11I hereof shall be determined as if the Bank had not sold such participation. Except with respect to interest rate, principal amount of any Loan, fees, scheduled dates for payment of principal or interest or fees, scheduled termination of commitments and commitment amounts, a Bank will not in any such participation agreement restrict its ability to make any modification, amendment or waiver to this Agreement without the consent of the participant. Any Bank may furnish any information concerning the Company in possession of such Bank from time to time to Affiliates of such Bank and to assignees and participants (including prospective assignees and participants), provided, however, that (i) the furnishing Bank shall give the Company prior notice of any furnishing of non-public information (ii) the recipient shall agree to the terms of Section 10.12 hereof and (iii) the furnishing of such information (and the nature, manner and extent thereof) by any Bank to its Affiliates and such assignees and participants shall be further governed by the relevant agreement, assignment or participation agreement relating to such arrangement, assignment or participation, as the case may be. Notwithstand-ing anything to the contrary in the foregoing, any Bank may, without the consent of the Company, assign any of its rights and interests in Loans hereunder to (x) a federal reserve bank without the consent of the Company or (y) any Affiliate of such Bank; provided that an Affiliate to whom such disposition has been made shall not be considered a "Bank" for purposes of
Section 10.6 but shall be considered a "Bank" for purposes of Sections 10.4 and 10.5.

            D.  Notwithstanding the foregoing provisions of this
Section 10.1, each Bank may at any time, upon 30 days' prior written notice to the Agent and the Company, sell, assign, transfer or negotiate all or any part of its Loans, Notes or Commitment if, but only if, concurrently therewith or prior thereto (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of a majority of the outstanding shares of voting stock of the Company pursuant to one or more transactions not approved, in their capacities as directors, by at least a majority of the individuals who served as directors of the Company on the date one year prior to the date of the first acquisition of voting stock leading to such acquisition or (b) during any period of 12 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 12 month period were directors of the Company cease for any reason to constitute a majority of the board of directors of the Company.

            E. Except pursuant to an assignment permitted by this Agreement but only to the extent set forth in such assignment, no Bank shall, as between each Borrower and that Bank, be relieved of any of its obligations hereunder as a result of any sale, transfer or negotiation of, or granting of participations in, all or any part of the Loans, the Notes or Commitment of that Bank or other obligations owed to such Bank.

            F. Any assignment made pursuant to Section 10.1C hereof shall be made pursuant to a Transfer Supplement, substantially in the form of Exhibit F annexed hereto, executed by the Purchasing Bank, the transferor Bank, the Company and the Agent. Upon (i) such execution of such Transfer Supplement, (ii) delivery of an executed copy thereof to the

Borrower, (iii) payment by such Purchasing Bank to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Purchasing Bank, and
(iv) payment by such Purchasing Bank or transferor Bank (as they shall mutually agree) to the Agent of a non-refundable fee of $3,000 to cover administrative and other expenses which may be incurred in connection with such assignment, such Purchasing Bank shall for all purposes be a Bank party to this Agreement and shall have the rights (including without limitation the benefits of Sections 2.11 and 2.12) and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto and thereto with the Pro Rata Share of the applicable Commitment set forth in such Transfer Supplement, and no further consent or action by the Company, the Banks or the Agent shall be required. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Bank and the resulting adjustment of Pro Rata Shares arising from the purchase by such Purchasing Bank of all or a portion of the rights and obligations of such transferor Bank under this Agreement, the Loans and the Notes. Upon the consummation of any transfer to a Purchasing Bank pursuant to this paragraph F, the transferor Bank, the Agent and the Company shall make appropriate arrangements so that, if required, a replacement Note is issued to such transferor Bank and a new Note or, as appropriate, a replacement Note, issued to such Purchasing Bank, in each case in principal amounts reflecting their Pro Rata Shares or, as appropriate, their outstanding Loans, as adjusted pursuant to such Transfer Supplement.

      10.2  Expenses

            Whether or not the transactions contemplated hereby shall be consummated, the Company agrees to promptly pay
(i) all the actual and reasonable out-of-pocket costs and expenses of the Agent in connection with the negotiation, preparation and execution of this Agreement, and the Notes;
(ii) the reasonable fees, expenses and disbursements of Cahill Gordon & Reindel, counsel to the Agent and the Banks, in connection with the negotiation, preparation, execution and administration of this Agreement, the Notes, the Loans and any amendments and waivers hereto or thereto; and (iii) all reasonable costs and expenses (including reasonable attorneys' fees, expenses and disbursements, and costs of settlement) incurred by the Banks in enforcing any obligations of or in collecting any payments due from any Borrower hereunder or under the Notes by reason of the occurrence of any Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings or otherwise.

      10.3  Indemnity

            In addition to the payment of expenses pursuant to
Section 10.2 hereof, whether or not the transactions contemplated hereby shall be consummated, the Company agrees to indemnify, pay and hold the Agent and each Bank and any holder of any of the Notes and the officers, directors, employees, agents, advisors and affiliates of each of them (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees, expenses and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement, the Banks' agreement to make the Loans or the use or intended use of the proceeds of any of the Loans hereunder (the "indemnified liabilities"); provided that, the Company shall have no obligation to an Indemnitee hereunder to the extent that such indemnified liabilities arose from the negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy or otherwise, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them.

      10.4  Setoff

            In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Bank and each subsequent holder of any Note is hereby authorized by such Borrower at any time and from time to time, without notice to such Borrower, or to any other Person, and without presentment demand or protest, any such being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured but not including trust accounts) and any other Indebtedness at any time held or owing by that Bank or that subsequent holder (including, without limitation, any branches or agencies thereof, wherever located) to or for the credit or the account of such Borrower against and on account of the obligations and liabilities of such Borrower to that Bank or that subsequent holder under this Agreement, or the Notes including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement or the Notes or the Loans, irrespective of whether or not
(a) that Bank or that subsequent holder shall have made any demand hereunder or (b) that Bank or that subsequent holder shall have declared the principal or the interest on the Loans and Notes, and other amounts due hereunder to be due and payable as permitted by Section 7 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

      10.5  Ratable Sharing

            Subject to the last sentence of this Section 10.5, each Bank and each subsequent holder by acceptance of a Revolving Note or a Syndicated Loan agree among themselves that
(i) with respect to all amounts received by them which are applicable to the payment of principal of or interest on the Syndicated Loans and Revolving Notes and amounts payable in respect of facility fees, equitable adjustment will be made so that, in effect, all such amounts will be shared among the Banks proportionately to their respective Pro Rata Shares whether received by voluntary payment, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action or by the enforcement of any or all of the Revolving Notes and Syndicated Loans, (ii) if any of them shall exercise any right of counterclaim, setoff, banker's lien or similar right with respect to amounts owed by any Borrower hereunder or under the Revolving Notes or the Syndicated Loans, then the Bank or holder, as the case may be, shall apportion the amount recovered as a result of the exercise of such right in accordance with each Bank's Pro Rata Share, and (iii) if any of them shall thereby through the exercise of any right of counterclaim, setoff, banker's lien or otherwise or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal and interest due with respect to the Revolving Notes or Syndicated Loans held by the Bank or holder, or any amount payable hereunder which is greater than the proportion received by any other holder of the Revolving Notes or Syndicated Loans in respect of the aggregate amount of principal and interest due with respect to the Revolving Notes or Syndicated Loans held by it, or any amount payable hereunder, then the Bank or that holder of the Revolving Notes or Syndicated Loans receiving such proportionately greater payments shall (y) notify each other Bank and the Agent of such receipt and (z) purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the Revolving Notes or Syndicated Loans held by the other holders so that all such recoveries of principal and interest with respect to the Revolving Notes or Syndicated Loans shall be proportionate to their Pro Rata Shares provided that, if all or part of such proportionately greater payment received by such purchasing holder is thereafter recovered from such holder, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that holder to the extent of such recovery, but without interest. Each Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation in any such Revolving Note or Syndicated Loan so purchased and any other subsequent holder of a participation in any Revolving Note or Syndicated Loan otherwise acquired may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all moneys owing by such Borrower to that holder as fully as if that holder were a holder of such Revolving Note or Syndicated Loan in the amount of the participation held by that holder. Notwithstanding the foregoing, upon the occurrence and during the continuance of a Potential Event of Default or an Event of Default, the ratable sharing arrangements set forth in this
Section 10.5 shall be based on each Bank's pro rata share of all Loans outstanding at such time, rather than on each Bank's Pro Rata Share.

      10.6  Amendments and Waivers

            No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes or consent to any departure by any Borrower therefrom shall in any event be effective without the written concurrence of the Required
Banks; except that (A) any amendment, modification, termination or waiver (i) of any provision that increases the principal amount of the Commitments or the Loans, changes a Bank's Pro Rata Share or affects the definitions of "Required Banks" and "Final Maturity Date," (ii) of any provision that expressly requires the approval or concurrence of all Banks, (iii) that decreases the interest rates borne by the Syndicated Loans, or postpones the payment of interest due on the Syndicated Loans,
(iv) that decreases the amount or changes the due date of any amount payable in respect of the fees payable hereunder,
(v) that eliminates the Company's guarantee set forth in
Section 9 hereof or (vi) of any of the provisions contained in Sections 2.11B, 2.11C and 7.1 hereof and this Section 10.6 shall be effective only if evidenced by a writing signed by or on behalf of all Banks and (B) any waiver with respect to a Competitive Bid Loan can be given only by the Bank affected with respect thereto. No amendment, modification, termination or waiver of any provision of Section 8 hereof or any of the rights, duties, indemnities or obligations of the Agent, as agent shall be effective without the written concurrence of the Agent. The Agent may, but shall have no obligation to, with the concurrence of any Bank, execute amendments, modifications, waivers or consents on behalf of that Bank. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower in any case shall entitle such Borrower to any further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.6 shall be binding upon each holder of the Notes or Loans, at the time outstanding, each future holder of the Notes or Loans and, if signed by such Borrower, on the Borrower.

      10.7  Independence of Covenants

            All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

      10.8  Notices

            Unless otherwise provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or telex or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; provided that notices to the Agent shall not be effective until received by Agent. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 10.8) shall be set forth under each party's name on the signature pages hereto.

      10.9  Survival of Warranties and Certain Agreements

            A. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans hereunder and the execution and delivery of the Notes.

            B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Company or any other Borrower set forth in Sections 2.11E, 2.11I and 2.11L, the agreements of the Company set forth in Sections 10.2 and 10.3 and the agreements of Banks set forth in Sections
8.2C, 8.4, 10.4 and 10.5 shall survive the payment of the Loans, the Notes and the termination of this Agreement.

      10.10  Failure or Indulgence Not Waiver;
             Remedies Cumulative______________

            No failure or delay on the part of any Bank or any holder of any Note or lender of any Loan in the exercise of any power, right or privilege hereunder or under the Notes or the Loans shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or the Notes or the Loans are cumulative to and not exclusive of any rights or remedies otherwise available.

      10.11  Severability

            In case any provision in or obligation under this Agreement or any Note or Loan shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations thereof, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      10.12  Obligations Several; Independent Nature of
              Banks' Rights_____________________________

            The obligation of each Bank hereunder is several, and no Bank shall be responsible for the obligation or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

      10.13  Headings

            Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

      10.14  APPLICABLE LAW; CONSENT TO JURISDICTION
              AND SERVICE OF PROCESS_________________

            A.  THIS AGREEMENT, THE NOTES AND THE LOANS SHALL BE
GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE
PRINCIPLES OF CONFLICT OF LAWS.

            B. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY BORROWER WITH RESPECT TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

      10.15  Successors and Assigns; Subsequent
              Holders of Notes__________________

            This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Banks. The terms and provisions of this Agreement shall inure to the benefit of any assignee or transferee of the Notes and Loans and in the event of such transfer or assignment, the rights and privileges herein conferred upon the Banks shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. The Company's or any Borrower's rights or any interest therein hereunder may not be assigned without the written consent of all the Banks except pursuant to a merger, consolidation or sale, lease or transfer of assets permitted by Section 6.1 hereof. The Banks' rights of assignment are limited by and subject to Section 10.1 hereof. The Company may, in its sole discretion, upon ten (10) days' prior written notice, replace any of the Banks with one or more Banks provided that (i) the Bank being replaced has concurrently therewith been paid in full all amounts due to such Bank hereunder and under any of its Notes, (ii) the full amount of the Commitments remains unchanged and (iii) the percentages of the total Commitments allocated to each other Bank (or any successors thereto) remains unchanged unless the prior written consent from such Bank has been obtained. Any such Bank so replaced shall, upon written request of the Company, execute and deliver such instruments and agreements as are reasonably necessary to accomplish the same.

      10.16  Counterparts; Effectiveness

            This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective on such date (the "Effective Date") as a counterpart hereof shall be executed by each of the parties hereto and copies hereof shall be delivered to the Company and the Agent.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                         COMPANY:

                         TEXTRON INC.


                         By: s/Richard A. McWhirter
                             Executive Vice President and
                              Chief Financial Officer


                         By: s/Brian T. Downing
                             Vice President and Treasurer

                             Notice Address:
                              Textron Inc.
                              40 Westminster Street
                              Providence, RI  02903
                              Attention:  Treasurer

                              with a copy to:

                              Textron Inc.
                              40 Westminster Street
                              Providence, RI  02903
                              Attention:  General Counsel
                                    S-2



                              BANKS AND AGENT:

                              BANKERS TRUST COMPANY,
                               as a Bank and as Agent


                              By: s/Edward G. Benedict
                                  Name:   Edward G. Benedict
                                  Title:  Vice President

                                  Notice Address and Payment Office:
                                   Bankers Trust Company
                                   280 Park Avenue
                                   14-E
                                   New York, NY  10017
                                   Attention:  Edward G. Benedict
                                   Telephone No.  (212) 454-3591
                                   Telecopy No.  (212) 454-2942

                                  Commitment:  $8,991,223
                                  Pro Rata Share:  3.5965%
                                    S-3



                              ABN-AMRO BANK, N.V.


                              By: s/Elliott O. May
                                  Name:   Elliott O. May
                                  Title:  Group Vice President and
                                           Marketing Manager

                                  Notice Address and Payment Office:
                                   ABN-Amro Bank, N.V.
                                   53 State Street
                                   Boston, MA  02109
                                   Attention:  Elliott May
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $9,210,528
                                  Pro Rata Share:  3.6842%
                                    S-4



                              BANK OF AMERICA NATIONAL TRUST AND
                                SAVINGS ASSOCIATION


                              By: s/Arlene S. Pedovitch
                                  Name:   Arlene S. Pedovitch
                                  Title:  Vice President

                                  Notice Address and Payment Office:
                                   Bank of America
                                   1850 Gateway Boulevard, 4th fl.
                                   Concord, California  94520
                                   Attention:  Lorine Stafford
                                   Telephone No.
                                   Telecopy No.  (510) 675-7531

                                  Commitment:  $13,157,900
                                  Pro Rata Share:  5.2632%
                                    S-5



                              BANK OF BOSTON


                              By: s/Carol A. Lovell
                                  Name:  Carol A. Lovell
                                  Title: Director

                                  Notice Address and Payment Office:
                                   First National Bank of Boston
                                   100 Federal Street
                                   Boston, MA  02110
                                   Attention:  Carol Lovell
                                   Telephone No.
                                   Telecpy No.

                                  Commitment:  $14,473,685
                                  Pro Rata Share:  5.7895%
                                    S-6



                              BANK OF MONTREAL/
                               HARRIS TRUST AND SAVINGS BANK


                              By: s/Cecily Mistarz
                                  Name:  Cecily Mistarz
                                  Title: Director

                                  Notice Address and Payment Office:
                                   Bank of Montreal/
                                    Harris Trust and Savings Bank
                                   115 South LaSalle Street
                                   12th Floor
                                   Chicago, IL  60603
                                   Attention:  Calvin R. Myers
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $3,289,475
                                  Pro Rata Share:  1.3158%
                                    S-7



                              THE BANK OF NEW YORK


                              By: s/David C. Judge
                                  Name:  David C. Judge
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   The Bank of New York
                                   One Wall Street
                                   New York, NY  10286
                                   Attention:  David C. Judge
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $9,868,425
                                  Pro Rata Share:  3.9474%
                                    S-8



                              THE BANK OF NOVA SCOTIA


                              By: s/M. R. Bradley
                                  Name:  M. R. Bradley
                                  Title: Representative

                                  Notice Address and Payment Office:
                                   The Bank of Nova Scotia
                                   101 Federal Street
                                   16th Floor
                                   Boston, MA  02110
                                   Attention:  Michael R. Bradley
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $3,333,333
                                  Pro Rata Share:  1.3333%
                                    S-9



                              THE BANK OF TOKYO TRUST COMPANY


                              By: s/G. Stewart
                                  Name:  G. Stewart
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   Bank of Tokyo Trust Company
                                   Corporate Banking Department
                                   100 Broadway, 12th Floor
                                   New York, NY  10005
                                   Attention:  George C. Stewart
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $3,728,067
                                  Pro Rate Share: 1.4912%
                                   S-10



                              BANQUE NATIONALE de PARIS


                              By: s/Phil Truesdale
                                  Name:  Phil Truesdale
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   Banque Nationale de Paris
                                   499 Park Avenue
                                   New York, NY  10022
                                   Attention:  Philemon Truesdale
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $2,631,575
                                  Pro Rata Share:  1.0526%
                                   S-11



                              BANQUE PARIBAS


                              By: s/Stanley B. Berkman
                                  Name:  Stanley B. Berkman
                                  Title: Group Vice President

                              By: s/Stephen J. Kelly
                                  Name:  Stephen J. Kelly
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   Banque Paribas
                                   The Equitable Tower
                                   787 Seventh Avenue
                                   New York, NY  10019
                                   Attention:  Stephen Kelly
                                   Telephone No.  (212) 841-2382
                                   Telecopy No.   (212) 841-2333

                                  Commitment:  $6,535,092
                                  Pro Rata Share:  2.6140%
                                   S-12



                              BARCLAYS BANK PLC.


                              By: s/Gregory D. Amoruso
                                  Name:
                                  Title:  Vice President

                                  Notice Address and Payment Office:
                                   Barclays Bank Plc.
                                   222 Broadway
                                   New York, NY  10038
                                   Attention:  Peter Nikitaidis
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $2,631,575
                                  Pro Rata Share:  1.0526%
                                   S-13



                              CIBC INC.


                              By: s/W. B. Anderson
                                  Name:  W. B. Anderson
                                  Title: Authorized Signatory

                                  Notice Address and Payment Office:
                                   Canadian Imperial Bank of Commerce
                                   Two Paces West
                                   2727 Paces Ferry Road
                                   Atlanta, GA  30339
                                   Attention:  Michael J. Dorr
                                   Telephone No. (404) 319-4815
                                   Telecopy No. (404) 319-4950

                                  Commitment:  $9,868,425
                                  Pro Rata Share:  3.9474%
                                   S-14



                              THE CHASE MANHATTAN BANK, N.A.


                              By: s/Sherwood E. Exum, Jr.
                                  Name:  Sherwood E. Exum, Jr.
                                  Title: Managing Director

                                  Notice Address and Payment Office:
                                   The Chase Manhattan Bank, N.A.
                                   One Chase Manhattan Plaza
                                   6th Floor
                                   Manufacturing Component
                                   New York, NY  10081
                                   Attention:  Sherwood Exum, Jr.
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $9,868,425
                                  Pro Rata Share:  3.9474%
                                   S-15



                              CHEMICAL BANK


                              By: s/Anne Kuchinsky
                                  Name:  Anne Kuchinsky
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   Chemical Bank
                                   270 Park Avenue
                                   New York, NY  10017
                                   Attention:  Stewart U. Wallace
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $14,035,092
                                  Pro Rata Share:  5.6140%
                                   S-16



                              CITIBANK, N.A.


                              By: s/W. Martens
                                  Name:  W. Martens
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   Citibank, N.A.
                                   399 Park Avenue
                                   New York, NY  10043
                                   Attention:  William G. Martens, III
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $9,868,425
                                  Pro Rata Share:  3.9474%
                                   S-17



                              COMERICA BANK


                              By: s/Jon A. Bird
                                  Name:  Jon A. Bird
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   Comerica Bank
                                   500 Woodward Avenue
                                   MC 3280
                                   Detroit, MI  48226
                                   Attention:  Jon A. Bird
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $1,315,785
                                  Pro Rata Share:  0.5263%
                                   S-18



                              CONTINENTAL BANK, N.A.


                              By: s/David Noda
                                  Name:  David Noda
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   Continental Bank, N.A.
                                   231 South LaSalle Street
                                   Chicago, IL  60697
                                   Attention:  Elliot J. Jaffee
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $2,631,575
                                  Pro Rata Share:  1.0526%
                                   S-19



                              CREDIT LYONNAIS


                              By: s/Robert Ivosevich
                                  Name:  Robert Ivosevich
                                  Title: Senior Vice President

                                  Notice Address and Payment Office:
                                   Credit Lyonnais
                                   Exchange Place
                                   53 State Street - 26th Floor
                                   Boston, MA  02109
                                   Attention:  Thierry Hauret
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $2,631,575
                                  Pro Rata Share:  1.0526%
                                   S-20



                              CREDIT SUISSE


                              By: s/Juerg Johner
                                  Name:  Juerg Johner
                                  Title:

                                  Notice Address and Payment Office:
                                   Credit Suisse
                                   Tower 49
                                   12 East 40th Street
                                   New York, NY  10017
                                   Attention:  Juerg Johner
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $4,166,667
                                  Pro Rata Share:  1.6667%
                                   S-21



                              DEUTSCHE BANK AG
                               NEW YORK BRANCH


                                  By: s/Philip J. Palm
                                  Name:  Philip J. Palm
                                  Title: Director

                                  Notice Address and Payment Office:
                                   Deutsche Bank AG
                                    New York Branch
                                   31 West 52nd Street
                                   New York, NY  10019
                                   Attention:  Philip J. Palm
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $9,868,425
                                  Pro Rata Share:  3.9474%
                                   S-22



                              FIRST AMERICAN NATIONAL


                              By: s/Scott M. Bane
                                  Name:  Scott M. Bane
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   First American National
                                   First American Center
                                   Nashville, TN  37237
                                   Attention:  Scott M. Bane
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $1,315,785
                                  Pro Rata Share:  0.5263%
                                   S-23



                              FIRST INTERSTATE BANK OF CALIFORNIA


                              By: s/Bruce L. Gregory
                                  Name:  Bruce L. Gregory
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   First Interstate Bank of California
                                   885 Third Avenue
                                   New York, NY  10022
                                   Attention:  Bruce L. Gregory
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $5,921,052
                                  Pro Rata Share:  2.3684%
                                   S-24



                              THE FIRST NATIONAL BANK OF CHICAGO


                              By: s/Courtenay R. Wood
                                  Name:  Courtenay R. Wood
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   The First National Bank of Chicago
                                   North American Banking Group
                                   One First National Plaza
                                   Mail Suite 0374
                                   Chicago, IL  60670-0374
                                   Attention:  Thomas M. Harkless
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $13,157,900
                                  Pro Rata Share:  5.2632%
                                   S-25



                              FLEET NATIONAL BANK


                              By: s/Kathleen A. Fitzgerald
                                  Name:  Kathleen A. Fitzgerald
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   Fleet National Bank
                                   111 Westminster Street
                                   Providence, RI  02903
                                   Attention:  Kathleen A. Fitzgerald
                                   Telephone No.:
                                   Telecopy No.:

                                  Commitment:  $8,114,027
                                  Pro Rata Share:  3.2456%
                                   S-26



                              FUJI BANK, LTD.


                              By: s/Yoshihiko Shiotsugu
                                  Name:  Yoshihiko Shiotsugu
                                  Title: Vice President and Manager

                                  Notice Address and Payment Office:
                                   Fuji Bank, Ltd.
                                   Two World Trade Center
                                   New York, NY  10048
                                   Attention:  Michael A. Imperiale
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $3,728,067
                                  Pro Rata Share:  1.4912%
                                   S-27



                              INDUSTRIAL BANK OF JAPAN


                              By: s/Takeshi Kawano
                                  Name:  Takeshi Kawano
                                  Title: Senior Vice President and
                                         Senior Manager

                                  Notice Address and Payment Office:
                                   Industrial Bank of Japan
                                   245 Park Avenue
                                   New York, NY  10167-0037
                                   Attention:  John Veltri
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $3,728,067
                                  Pro Rata Share:  1.4912%
                                   S-28



                              MELLON BANK, N.A.


                              By: s/Diane P. Durnin
                                  Name:  Diane P. Durnin
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   Mellon Bank, N.A.
                                   551 Madison Avenue
                                   New York, NY  10022
                                   Attention:  Diane Durnin
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $5,701,758
                                  Pro Rata Share:  2.2807%
                                   S-29



                              MORGAN GUARANTY TRUST COMPANY OF
                               NEW YORK


                              By: s/Steven Kenneally
                                  Name:  Steven Kenneally
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   Morgan Guaranty Trust Company
                                    of New York
                                   60 Wall Street
                                   New York, NY  10260
                                   Attention:  Martin R. Atkin
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $13,157,900
                                  Pro Rata Share:  5.2632%
                                   S-30



                              NATIONSBANK


                              By: s/Thomas McCaskill
                                  Name:  Thomas McCaskill
                                  Title: Senior Vice President

                                  Notice Address and Payment Office:
                                   NationsBank
                                   767 Fifth Avenue - 23rd Floor
                                   New York, NY  10153
                                   Attention:  Michael J. Cerminaro
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $13,815,785
                                  Pro Rata Share:  5.5263%
                                   S-31



                              NATIONAL WESTMINSTER BANK Plc.


                              By: s/David Apps
                                  Name:  David Apps
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   National Westminster Bank Plc.
                                   175 Water Street - 29th Floor
                                   New York, NY  10038
                                   Attention:  David Apps
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $2,631,575
                                  Pro Rata Share:  1.0526%
                                   S-32



                              NBD BANK, N.A.


                              By: s/Carolyn J. Parks
                                  Name:  Carolyn J. Parks
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   NBD Bank, N.A.
                                   611 Woodward Avenue
                                   Detroit, MI  48226
                                   Attention:  Carolyn J. Parks
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $3,289,475
                                  Pro Rata Share:  1.3158%
                                   S-33



                              CORESTATES BANK, N.A.


                              By: s/Donna J. Emhart
                                  Name:  Donna J. Emhart
                                  Title: Commercial Officer

                                  Notice Address and Payment Office:
                                   Corestates Bank, N.A.
                                   1345 Chestnut Street
                                   P.O. Box 7618
                                   Philadelphia, PA  19101
                                   Attention:  Donna J. Emhart
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $1,315,785
                                  Pro Rata Share:  0.5263%
                                   S-34



                              THE ROYAL BANK OF CANADA


                              By: s/Gary R. Overton
                                  Name:  Gary R. Overton
                                  Title: Senior Manager

                                  Notice Address and Payment Office:
                                   Royal Bank of Canada
                                   USA Headquarters Financial Square
                                   New York, NY  10005-3531
                                   Attention:  Gary R. Overton
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $9,868,425
                                  Pro Rata Share:  3.9474%
                                   S-35



                              SANWA BANK, Ltd.


                              By: s/Renko Hara
                                  Name:  Renko Hara
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   Sanwa Bank, Ltd.
                                   Boston Branch
                                   One Financial Center
                                   Suite 2812
                                   Boston, MA  02111
                                   Attention:  Dale C. Edmunds
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $3,289,475
                                  Pro Rata Share:  1.3158%
                                   S-36



                              SHAWMUT BANK


                              By: s/John B. Desmond
                                  Name:  John B. Desmond
                                  Title: Vice President

                                  Notice Address and Payment Office:
                                   Shawmut Bank
                                   777 Main Street
                                   Hartford, CT  06115
                                   Attention:  John B. Desmond
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $4,166,667
                                  Pro Rata Share:  1.6667%
                                   S-37



                              SUNTRUST


                              By: s/Peter Gentry
                                  Name:  Peter Gentry
                                  Title: Assistant Vice President

                                  Notice Address and Payment Office:
                                   Suntrust
                                   Suntrust Corporate Services
                                   25 Park Place, Center 123
                                   Atlanta, GA  30303
                                   Attention:  Christina Ernshaw
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $1,315,785
                                  Pro Rata Share:  0.5263%
                                   S-38



                              SWISS BANK CORPORATION


                              By: s/Stephanie W. Kim
                                  Name:  Stephanie W. Kim
                                  Title: Associate Director

                                  Notice Address and Payment Office:
                                   Swiss Bank Corporation
                                   Swiss Bank Tower
                                   10 East 50th Street
                                   SBT-17-A
                                   New York, NY  10022
                                   Attention:  Michael Fabiano
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $9,868,425
                                  Pro Rata Share:  3.9474%
                                   S-39



                              TORONTO DOMINION BANK


                              By: s/Lisa Allison
                                  Name:  Lisa Allison
                                  Title: Mgr. Cr. Admin.

                                  Notice Address and Payment Office:
                                   Toronto Dominion Bank
                                   31 West 52nd Street
                                   New York, NY  10019
                                   Attention:  Katherine Lucey
                                   Telephone No.
                                   Telecopy No.

                                  Commitment:  $3,508,766
                                  Pro Rata Share:  1.4035%